As filed with the Securities and Exchange Commission on April 26, 2024
File No. 333-114404; 811-21433
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Post-Effective Amendment No. 29
to the
FORM S-6
FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
FORM N-8B-2
A. Exact name of trust: Talcott Resolution Life Insurance Company Separate Account Twelve
B. Name of depositor: Talcott Resolution Life Insurance Company
C. Complete address of depositor’s principal executive offices:
1 American Row
Hartford, CT 06103
D. Name and complete address of agent for service:
Edmund F. Murphy III
President & Chief Executive Officer
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Copy to:
Stephen E. Roth, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20001
It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2024 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.
E.
Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.
F.
Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

Talcott Resolution Life Insurance Company
Group Variable Funding Agreements
Separate Account Twelve
Sub-Administered by Empower Annuity Insurance Company of America
This Prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Settlement Option on a single or installment payment basis.
Talcott Resolution Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.
You or Participants allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the underlying Funds see the section entitled “The Funds”.
The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records.
Although we file the Prospectus with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus can also be obtained from the SEC’s website (http://www.sec.gov).
This Contract IS NOT:
♦A bank deposit or obligation
♦Federally insured
♦Endorsed by any bank or governmental agency
Prospectus Dated: May 1, 2024

DEFINITIONS
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.
Administrative Office: Our overnight mailing address is: 100 Bright Meadow Blvd., Enfield, CT 06082-1981. Our standard mailing address is: Empower Retirement, LLC, P.O. Box 1583, Hartford, Connecticut 06144-1583.
Annual Maintenance Fee: An annual charge we deduct from each Participant Account on a quarterly basis or on a full Surrender of a Participant Account. The charge is deducted proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Benefit Payment: Amounts Surrendered by the Contract Owner to pay benefits to a Participant or beneficiary under the terms of the Plan. Amounts Surrendered for transfer to the funding vehicle of another investment provider or because of the termination of the Plan are not Benefit Payments.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner or you: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contributions: Amounts paid to us by the Contract Owner for investment in a Contract.
Employer: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Investment Choice: Any of the Sub-Accounts or the General Account option.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account : An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.
Plan: An employee benefit plan or similar program that invests in a Contract.
Plan Related Expense: Amounts that you Surrender to pay certain administrative expenses or other Plan related expenses including, fees paid to consultants, auditors, third party administrators and other Plan services providers. Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.
Premium Tax: The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Separate Account: Separate Account Twelve of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.

Surrender Value: The amount we pay you if you terminate your Contract. The Surrender Value is equal to the Contract value minus any applicable charges.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation
Day to the next.

FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and Surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state Premium Taxes may also be deducted when you make Contributions to the Contract or upon Surrender.
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of Contributions)	None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)(1)
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
Installation Charge(2)	$1,000
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract or have a Participant Account under the Contract, not including fees and expenses of the underlying Funds.
Annual Maintenance Fee(3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)
Program and Administrative Charge	0.50%
Total Separate Account Annual Expenses	0.50%
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.71%	1.74%
The BlackRock LifePath® Dynamic Retirement Funds are referred to as “fund of funds,” and each diversifies its assets by investing in shares of several other underlying Funds (as described in the underlying Fund prospectus). In general, each Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying Funds in which the Fund is invested.
(1)
 The Contingent Deferred Sales Charge applies to amounts Surrendered during the first five Contract Years. We do not assess a Contingent Deferred Sales Charge on Benefit Payments or Plan Related Expenses.
(2)
 We may charge a one-time Installation Charge of up to $1,000 when you purchase your Contract. This charge is for establishing your initial Participant Accounts on our recordkeeping system. We currently waive the Installation Charge.
(3)
 We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.
The next table shows the Total Annual Fund Operating Expenses for each underlying Fund as of its year end. Actual fees and expenses for the underlying Funds vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly-available information and is qualified in its entirety by the then current prospectus for each underlying Fund. These expenses may vary from year to year.
Annual Fund Operating Expenses
As of the Fund’s Year End
(As a percentage of average daily net assets)
Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
AB International Value Fund - Class A	0.750%	0.250%	0.740%	N/A	1.740%	0.490%	1.250%
American Century U.S. Government Money Market Fund - Class A	0.450%	0.250%	0.010%	N/A	0.710%	N/A	0.710%
American Funds The Growth Fund of America® - Class R3	0.260%	0.500%	0.180%	N/A	0.940%	N/A	0.940%
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	0.300%	0.250%	0.300%	0.240%	1.090%	0.250%	0.840%
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	0.300%	0.250%	0.300%	0.270%	1.120%	0.280%	0.840%
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	0.300%	0.250%	0.300%	0.210%	1.060%	0.220%	0.840%
Calvert Equity Fund - Class A	0.540%	0.250%	0.120%	N/A	0.910%	N/A	0.910%
Goldman Sachs Mid Cap Value Fund - Class A	0.750%	0.250%	0.190%	N/A	1.190%	0.010%	1.180%
Hartford International Equity Fund - Class A	0.460%	0.250%	0.260%	N/A	0.970%	N/A	0.970%
Hotchkis and Wiley Large Cap Value Fund - Class A	0.700%	0.250%	0.250%	N/A	1.200%	N/A	1.200%
Invesco Comstock Fund - Class A	0.380%	0.250%	0.180%	0.010%	0.820%	N/A	0.820%
Invesco Equity and Income Fund - Class A	0.350%	0.250%	0.180%	0.010%	0.790%	0.010	0.780%
Lord Abbett Value Opportunities Fund - Class A	0.740%	0.250%	0.190%	N/A	1.180%	N/A	1.180%
PIMCO Total Return Fund - Class A	0.550%	0.250%	0.030%	N/A	0.830%	N/A	0.830%
Victory Diversified Stock Fund - Class A	0.650%	0.250%	0.170%	N/A	1.070%	N/A	1.070%
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund - Class A	0.710%	0.250%	0.140%	N/A	1.100%	N/A	1.100%
The Hartford Small Cap Growth Fund - Class A	0.780%	0.250%	0.290%	N/A	1.320%	N/A	1.320%
The Hartford Mutual Funds, Inc.
Hartford Multi-Asset Income Fund - Class A	0.580%	0.250%	0.210%	N/A	1.040%	N/A	1.040%
The Hartford Capital Appreciation Fund - Class A	0.670%	0.250%	0.140%	N/A	1.060%	N/A	1.060%
The Hartford Dividend and Growth Fund - Class A	0.600%	0.250%	0.120%	N/A	0.970%	N/A	0.970%
The Hartford Healthcare Fund - Class A	0.860%	0.250%	0.160%	N/A	1.270%	N/A	1.270%
The Hartford International Opportunities Fund - Class A	0.650%	0.250%	0.190%	0.010%	1.100%	N/A	1.100%
The Hartford Small Company Fund - Class A	0.810%	0.250%	0.250%	N/A	1.310%	N/A	1.310%

EXAMPLE
The Example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Talcott Resolution assumes a Participant Account value of $100,000 to illustrate the charges that would be deducted. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract or Participant Account is Surrendered. We change the Annual Maintenance Fee for a $100,000 Participant Account value into a percentage to more easily calculate the charges. The percentage we use is 0.30%.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you Surrender your Contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
0.50%	$6,958	$10,110	$13,260	$26,232

	If you do not Surrender your Contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
0.50%	$2,326	$7,164	$12,261	$26,232
CONDENSED FINANCIAL INFORMATION

When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see “How do I know what my Participant Account is worth?”.
Available Information
We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information contained in this Prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
You may also obtain reports and other information about us by contacting our administrator using the information contained in this Prospectus, by visiting its website at www.massmutual.com/govnp.

SUMMARY
What are the Contracts?
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•certain employee retirement or welfare benefit plans,
•plans or programs of governmental entities,
•the activities of certain organizations exempt from tax under section 501(c) of the Code, or
•programs of certain institutions with assets in excess of 25 million dollars.
We no longer sell the Contract. However, we continue to administer the Contract and we continue to accept Contributions to existing Contracts.
What type of sales charge will I pay?
You don’t pay a sales charge at the time Contributions are made to the Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract. The Contingent Deferred Sales Charge depends on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:
Contract Years	Contingent Deferred Sales Charge as a Percent of Amount Surrendered
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
You won’t be charged a Contingent Deferred Sales Charge on:
✓Benefit Payments
✓Plan Related Expenses
Is there an Installation Charge?
Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. We currently waive the Installation Charge.
Is there an Annual Maintenance Fee?
We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:
• Program and Administrative Charge  —  For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts.
• Annual Fund Operating Expenses  —  These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the underlying Fund’s prospectuses.

Is there a deduction for Premium Taxes?
We currently do not deduct for the payment of any Premium Taxes levied against us by a state or other government entity. We reserve the right to deduct Premium Taxes imposed on us and required by a state or other government entity. Premium Tax rates vary by state or municipality and currently ranges from 0% – 3.5%.
Can I withdraw money from the Contract?
The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract “Surrenders”.
✓You may have to pay a Contingent Deferred Sales Charge if the Surrender is not a Benefit Payment or for a Plan Related Expense.
✓We pay Surrenders under the available Settlement Options.
What are the available Settlement Options?
We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:
•Payment in a single sum.
•Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

THE SEPARATE ACCOUNT
We set aside and invest assets of some of our annuity contracts, including this Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Talcott Resolution. The Separate Account meets the definition of “separate account” under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:
•Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.
•Is not subject to the liabilities arising out of any other business Talcott Resolution may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
•Is not affected by the rate of return of Talcott Resolution’s General Account or by the investment performance of any of Talcott Resolution’s other separate accounts.
•May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.
•Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.
Separate Account was established on September 15, 2003.
THE FUNDS
The Separate Account is divided into “Sub-Accounts.” Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more information about the Underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to Participantservices@empower-retirement.com. Before investing, you should carefully read each underlying Fund’s prospectus along with this Prospectus.
We do not guarantee the investment results of any of the underlying Funds. The Funds may not be available in all states or in all Contracts.
The Funds are retail mutual funds that are also available directly to the public without a Separate Account. If you were to purchase these Funds directly from a broker or mutual fund company, you would not incur the expenses of the Separate Account.
Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
AB International Value Fund — Class A	Long-term growth of capital.	AllianceBernstein, L.P.
American Century U.S. Government Money Market Fund — Class A†	Seeks current income while maintaining liquidity and preserving capital.	American Century Investment Management, Inc.
American Funds The Growth Fund of America® — Class R3	Seeks to provide growth of capital.	Capital Research and Management Company
Closed to Contracts issued on or about 5/11/2007.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
BlackRock LifePath® Dynamic 2030 Fund — Investor A Shares
Seeks to provide for retirement
outcomes based on quantitatively
measured risk. The Fund will be
broadly diversified across global
asset classes, with asset
allocations becoming more
conservative over time.
BlackRock Fund Advisors
BlackRock LifePath® Dynamic 2040 Fund — Investor A Shares
Seeks to provide for retirement
outcomes based on quantitatively
measured risk. The Fund will be
broadly diversified across global
asset classes, with asset
allocations becoming more
conservative over time.
BlackRock Fund Advisors
BlackRock LifePath® Dynamic Retirement Fund — Investor A Shares
Seeks to provide for retirement
outcomes based on quantitatively
measured risk. The Fund will be
broadly diversified across global
asset classes, with asset
allocations becoming more
conservative over time.
BlackRock Fund Advisors
Calvert Equity Fund — Class A	Seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.	Calvert Research and Management Sub-advised by Atlanta Capital Management Company, LLC.
Goldman Sachs Mid Cap Value Fund — Class A	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Large Cap Value Fund — Class A	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC
Invesco Comstock Fund — Class A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Invesco Equity and Income Fund — Class A	Seeks current income and secondly capital appreciation.	Invesco Advisers, Inc.
Lord Abbett Value Opportunities Fund — Class A	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
PIMCO Total Return Fund — Class A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Victory Diversified Stock Fund — Class A	Provide long-term growth of capital.	Victory Capital Management Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund — Class A	Seeks capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
The Hartford Small Cap Growth Fund — Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Mutual Funds, Inc.
Hartford International Equity Fund – Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Capital Appreciation Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Dividend and Growth Fund — Class A	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Healthcare Fund — Class A	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Closed to Contracts issued on or about 5/1/2006.
The Hartford International Opportunities Fund — Class A	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford Multi-Asset Income Fund — Class A	Seeks to provide a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Small Company Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.

Notes
†
 In a low interest rate environment, yields for money market Sub-Accounts, after deduction of Contract charges, may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Participant Account value to a money market Sub-Account or participate in an Asset Allocation Program where Participant Account value is allocated to a money market Sub-Account, that portion of the value of your Participant Account value may decrease in value.
Voting Rights: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund’s shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.
Substitutions, Additions, or Deletions of Funds  —  We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the “1940 Act”), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments Received by Talcott Resolution from the Fund Families: On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. On December 31, 2020, MassMutual entered into a reinsurance agreement with Great-West Life & Annuity Insurance Company (“Great-West”), now known as Empower Annuity Insurance Company of America (“Empower”), to further reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives through MassMutual all charges, fees, payments and compensation, described in this Prospectus as payable to Talcott Resolution. Empower expects to make a profit on the amount of the fees and payments. The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for the marketing and selling of the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
We want you to know that Talcott Resolution receives substantial fees and payments with respect to the underlying Funds that are offered as Sub-Accounts to your plan through the Contract. These types of fees and payments are sometimes called “revenue sharing” payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. We receive these fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.65% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation.
We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your plan selects.
For Example:
As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative service fee at a rate of 0.25% of assets annually, Talcott Resolution would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the plan’s investment in the Fund.
If the plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative services fee at a rate of $12 per plan Participant Account invested in the investment option investing in the Fund, and there are 20 participants with an account balance invested in that investment option, Talcott Resolution would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the plan’s investment in the Fund.
You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Talcott Resolution has selected fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Talcott Resolution would decrease.
Some of the Sub-Accounts available in the Contract invest in funds that are part of MassMutual’s affiliated family of funds. In addition to any fees and payments Talcott Resolution and MassMutual may receive with respect to those funds, one or more of MassMutual’s affiliates receives compensation from the Funds, including among other things a management fee and 12b-1 fees from the Funds.
For information on which underlying Funds pay Talcott Resolution such fees and at what level, please visit our website at www.massmutual.com or call 1-855-756-4738. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution: Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-855-756-4738. Written information will be provided upon request.

GENERAL ACCOUNT OPTION
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.
Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.
Guaranteed Rate of Interest: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Surrenders and Transfers: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrender request at our Empower Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a market value adjustment and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker-dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from the Program and Administrative Charge.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:
Contract Years	Contingent Deferred Sales Charge as a Percent of Amount Surrendered
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
• Benefit Payments  —  We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay benefits to a Participant or a beneficiary under the terms of your plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your plan are not Benefit Payments. Upon our request, you must provide documentation acceptable to us that a Surrender is a Benefit Payment.
• Plan Related Expenses  —  We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay certain administrative expenses or other Plan related expenses including, fees to consultants, auditors, third party administrators and other Plan service providers. We call these amounts “Plan Related Expenses.” Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Participant Accounts on a pro-rata basis unless the Contract Owner elects a different allocation of the deduction for the Contingent Deferred Sales Charge.
Installation Charge
Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. The Installation Charge is to help cover our costs of reconciling your plan’s Participant records with your investment allocation instructions. We currently waive the Installation Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.
Program and Administrative Charge: For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts. This charge continues for the life of the Contract.
When you purchase the Contract, you choose one of the following two methods that the Program and Administrative Charge is deducted under the Contract:
Method One: The Program and Administrative Charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The Program and Administrative Charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from Participant Accounts by redeeming the Accumulation Units in proportion to the amount of the charge.
We provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials. The Program and Administrative Charge compensates us for providing administrative services under the Contracts.

If the Program and Administrative Charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the Program and Administrative Charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as any revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the Program and Administrative Charge.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the underlying Funds’ prospectuses.
Plan Related Expenses
The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner.
THE CONTRACTS
The Contracts Offered
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•certain employee retirement or welfare benefit plans,
•plans or programs of governmental entities,
•the activities of certain organizations exempt from tax under section 501(c) of the Code, or
•programs of certain institutions with assets in excess of 25 million dollars.
The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Pricing and Crediting of Contributions
Empower will credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at Empower’s Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.
Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
May I make changes in the amounts of my Contribution?
Yes. If the plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.
Can you transfer from one Sub-Account to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.
What Happens When you Request a Sub-Account Transfer?
Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one

Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Account s for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to the underlying Fund's trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that underlying Fund’s trading policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. transactions that cannot be processed because of the underlying Fund's trading policies will be considered not in good order.
In certain circumstances, the underlying Fund's trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.
•An underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.
In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account if the amount of any transfer or Surrender from the General Account option, when added to the sum of all transfers and Surrenders from the General Account during the preceding twelve months exceeds 12% of the General Account values twelve months earlier.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short-term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:
Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016

Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
Cyber Security and Disruptions to Business Operations
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from system failures and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of electronic data, interference with or denial of service, attacks on systems or websites and other operational disruptions that could severely impede our ability to conduct our business and administer the Contract. Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption of data (e.g., ransomware), disruptions in communications (e.g., denial of service), or unauthorized access to or release of personal or confidential information. In 2023, we were notified of a data security incident involving the MOVEit file transfer system used by numerous financial services companies. A third-party vendor uses that software on our behalf to, among other things, identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts. We notified affected customers as required by law, and we continue to assess and investigate the overall impact of the incident. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology has expanded potential targets for cyber-attack.
System failures and cybersecurity incidents may adversely affect you and/or your Contract. For instance, a cyber-attack may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values, or could result in the release of confidential customer information. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Although we take efforts to protect our systems from cybersecurity incidents, there can be no assurance that we or our service providers or the underlying funds will be able to avoid cybersecurity incidents affecting Contract owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
How do I know what a Participant Account is worth?
The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect the Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.

To determine the current Accumulation Unit value, we take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract. The value of the Contract will be the same, regardless of the method chosen.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Fund at the end of the prior Valuation Day; mulitiplied by
•the daily expense factor for the program and administrative charge and any other applicable charges, adjusted for the number of days in the period.
Method Two (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units. We deduct the Program and Administrative Charge from Participant Accounts each calendar quarter by redeeming Accumulation Units in proportion to the amount of the charge.
We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-800-528-9009 to obtain their Participant Account value or, where available, may access their account information through our website at www.massmutual.com/govnp.
How are the underlying Fund shares valued?
The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds’ prospectus.
SURRENDERS
Full Surrenders
If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes, Annual Maintenance Fees, and Contingent Deferred Sales Charges. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.
Partial Surrenders
You may request a partial Surrender of Contract values at any time before you terminate your Contract. We will deduct any applicable Annual Maintenance Fee from Participant Accounts and we will deduct any applicable Contingent Deferred Sales Charges. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from the remaining Contract value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract value, that amount will also be subject to a Contingent Deferred Sales Charge.
Settlement Options

We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:
•Payment in a single lump sum.
•Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.
How do I request a Surrender?
The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for partial Surrenders must be in writing or by electronic file in a format agreed to by us.
We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.
Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.
FEDERAL TAX CONSIDERATIONS
What are some of the federal tax consequences that affect these contracts?
A. General
Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.
Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.
B. Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service (IRS) has consistently ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets. (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.
C. Contract Purchases by Foreign Entities
Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.
MORE INFORMATION
Can a Contract be modified?
Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate which is applicable at the effective date of a contract, will continue to be applicable.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
Can Talcott Resolution waive any rights under a Contract?
We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.
How Contracts Are Sold
The Contracts are no longer offered for sale. MML Distributors LLC (“MMLD”) is the principal underwriter of the Contracts. MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries (“Registered Representatives”).
We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue to retirement programs that we or our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.
Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
As of December 31, 2023, MMLD and its affiliates had contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs:
Amerprise Financial Services, Inc., Commonwealth Financial Network, GRP Advisor Alliance, LPL Financial LLC, Resources Investment Advisors, LLC, and Retirement Plan Advisory Group .
Inclusion on this list does not imply that these arrangements necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.

For the fiscal year ended December 31, 2023, Additional Payments for the Contracts and other group annuity contracts and funding agreements issued in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $580 thousand.
Who is the custodian of the Separate Account’s assets?
Talcott Resolution is the custodian of the Separate Account's assets.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
Are there any material legal proceedings affecting the Separate Accounts?
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
How may I get additional information?
Inquiries will be answered by calling 1-844-804-8989 or your sales representative or by writing to:
Empower Retirement, LLC
8515 E. Orchard Rd.,
Greenwood Village, CO 80111.
You can also send inquiries to us electronically via the internet through our website at www.massmutual.com/govnp.
GENERAL INFORMATION
Safekeeping of Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
Experts

The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2023 and 2022 (Successor Company), and for the years ended December 31, 2023 and December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), included in this Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2023 of each of the Sub-accounts of Talcott Resolution Life Insurance Company Separate Account Twelve have been included in this registration statement in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Twelve’s independent registered public accounting firm.

The financial statements of Talcott Resolution Life Insurance Company Separate Account Twelve as of December 31, 2021 and for each of the years or periods in the three-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been incorporated herein by reference in this registration statement in reliance upon the report of KPMG LLP, an independent registered public accounting firm, also incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is Two Financial Center, 60 South Street, Boston, MA 02111.

Non-Participating
The Contract is non-participating and we pay no dividends.
Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2023, 2022, and 2021, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Additional Payments
As December 31, 2023, MMLD (or its affiliates) paid Additional Payments to the Financial Intermediaries listed in this Prospectus pursuant to contractual arrangements to make Additional Payments.
PERFORMANCE RELATED INFORMATION
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.

Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Talcott Resolution uses a hypothetical initial premium payment of $1,000.00 and deducts for any applicable Program and Administrative Charge, the highest possible Contingent Deferred Sales Charge, and the Annual Maintenance Fee.
The formula Talcott Resolution uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying Fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Contingent Deferred Sales Charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period. This figure reflects deductions for the Program and Administrative Charge and the Annual Maintenance Fee.
The formula Talcott Resolution uses to calculate yield is YIELD = 2[(a – b/cd + 1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying Fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying Fund. The first step in determining yield is to compute the base period return. Talcott Resolution takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Talcott Resolution then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, Talcott Resolution then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Talcott Resolution deducts for the Program and Administrative Charge, and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Talcott Resolution uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]–1.

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
Financial Statements
The financial statements of Talcott Resolution Life Insurance Company Separate Account Twelve as of December 31, 2021 and for each of the years or periods in the three-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended is incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-114404 as filed on April 27, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Twelve and the Board of Directors of Empower Annuity Insurance Company of America & Empower Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in Appendix A of Talcott Resolution Life Insurance Company Separate Account Twelve (the “Separate Account”) as of December 31, 2023, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Separate Account as of December 31, 2023, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended December 31, 2021 and financial highlights for each of the three years in the period ended December 31, 2021, were audited by other auditors, whose report, dated April 21, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 17, 2024

We have served as the auditor of one or more separate accounts sponsored by Talcott Resolution Life Insurance Company since 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

APPENDIX A

Sub-account	Statement of assets and liabilities	Statements of operations	Statements of changes in net assets
AB International Value Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
BlackRock LifePath® Dynamic 2030 Fund	N/A	For the period January 1, 2022 to November 4, 2022	For the period January 1, 2022 to November 4, 2022
BlackRock LifePath® Dynamic 2040 Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
BlackRock LifePath® Dynamic Retirement Fund	N/A	For the period January 1, 2022 to July 25, 2022	For the period January 1, 2022 to July 25, 2022
Calvert Equity Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs Mid Cap Value Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
The Hartford Dividend and Growth Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
The Hartford International Opportunities Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
The Hartford Small Company Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
The Hartford Growth Opportunities Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
The Hartford Capital Appreciation Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
The Hartford Multi-Asset Income and Growth Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
The Hartford Small Cap Growth Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Value Opportunities Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO Total Return Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Victory Diversified Stock Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco Comstock Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco Equity and Income Fund	December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Hartford International Equity Fund	December 31, 2023	For the period December 22, 2023 to December 31, 2023 and for the period January 1, 2022 to January 19, 2022	For the period December 22, 2023 to December 31, 2023 and for the period January 1, 2022 to January 19, 2022

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statements of Assets and Liabilities

For the Year Ended December 31, 2023

	AB International Value Fund	BlackRock LifePath® Dynamic 2040 Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	The Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,372	218	3,267	3	21,896	21,143	11,114	7,944	12,656	452	2,403	7,673	6,938	4,968	197	20,668	27

Cost	$18,048	$3,575	$184,731	$112	$569,888	$347,678	$226,886	$330,511	$474,749	$8,550	$106,556	$140,181	$68,597	$94,192	$5,370	$210,246	$309

Market Value	$19,683	$3,106	$250,313	$103	$717,104	$360,283	$200,948	$333,900	$493,692	$8,463	$97,255	$135,740	$60,016	$94,595	$5,369	$208,332	$307

Total assets	19,683	3,106	250,313	103	717,104	360,283	200,948	333,900	493,692	8,463	97,255	135,740	60,016	94,595	5,369	208,332	307

Liabilities:

Total liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Net assets:
For contract liabilities	$19,683	$3,106	$250,313	$103	$717,104	$360,283	$200,948	$333,900	$493,692	$8,463	$97,255	$135,740	$60,016	$94,595	$5,369	$208,332	$307

Deferred contracts in the accumulation period:
Units owned by participants #	2,058	128	4,737	3	14,082	18,550	4,622	6,768	10,701	336	3,144	6,568	3,467	2,658	197	7,472	28
Minimum unit fair value #*	9.57	14.25	52.15	34.31	32.75	17.04	18.08	42.03	39.01	18.72	30.94	17.69	8.65	19.04	27.32	10.08	11.01
Maximum unit fair value #*	14.35	24.34	76.63	34.31	50.92	19.42	43.48	49.33	46.14	25.18	40.48	20.67	17.32	35.58	27.32	29.07	11.01
Contract liability	$19,683	$3,106	$250,313	$103	$717,104	$360,283	$200,948	$333,900	$493,692	$8,463	$97,255	$135,740	$60,016	$94,595	$5,369	$208,332	$307

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statement of Operations

For the Year Ended December 31, 2023

	AB International Value Fund	BlackRock LifePath® Dynamic 2040 Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	The Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Investment income:
Dividends	$222	$111	$391	$1	$9,242	$4,956	$-	$-	$2,605	$342	$-	$156	$1,805	$61	$100	$3,997	$6

Expenses:
Mortality and Expense Risk	(89)	(15)	(908)	-	(3,230)	(1,632)	(896)	(1,248)	(2,237)	(43)	(427)	(577)	(252)	(406)	-	(950)	-
Total Expenses	(89)	(15)	(908)	-	(3,230)	(1,632)	(896)	(1,248)	(2,237)	(43)	(427)	(577)	(252)	(406)	-	(950)	-

Net Investment income (loss)	133	96	(517)	1	6,012	3,324	(896)	(1,248)	368	299	(427)	(421)	1,553	(345)	100	3,047	6

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	12	(40)	343	(152)	4,723	211	(1,802)	(696)	395	(139)	(579)	(179)	(1,004)	(14)	(19)	(271)	-
Net realized gain on distributions	-	51	3,490	8	2,421	-	-	-	-	-	3,224	1,764	-	8,814	347	9,997	-
Change in net unrealized appreciation (depreciation) of investments	2,083	384	28,636	174	70,586	30,456	29,740	84,016	75,867	618	11,535	16,603	2,126	8,954	214	5,623	(2)

Net gain (loss) on investments	2,095	395	32,469	30	77,730	30,667	27,938	83,320	76,262	479	14,180	18,188	1,122	17,754	542	15,349	(2)

Net increase (decrease) in net assets resulting from operations	2,228	491	31,952	31	83,742	33,991	27,042	82,072	76,630	778	13,753	17,767	2,675	17,409	642	18,396	4

(1)	The Sub-Account commenced operations on December 22, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statement of Operations

For the Year Ended December 31, 2022

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)
Investment income:
Dividends	$170	$511	$1,141	$148	$-	$6	$7,459	$1,699	$-	$-	$1,438	$448	$-	$626	$1,859	$206	$113	$3,294	$-

Expenses:
Mortality and Expense Risk	(65)	(119)	(257)	(57)	(807)	-	(3,040)	(1,375)	(861)	(1,107)	(1,974)	(53)	(358)	(482)	(244)	(334)	-	(878)	-
Total Expenses	(65)	(119)	(257)	(57)	(807)	-	(3,040)	(1,375)	(861)	(1,107)	(1,974)	(53)	(358)	(482)	(244)	(334)	-	(878)	-

Net Investment income (loss)	105	392	884	91	(807)	6	4,419	324	(861)	(1,107)	(536)	395	(358)	144	1,615	(128)	113	2,416	-

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(27)	(8,778)	(24,326)	(4,082)	5,375	1,072	24,083	340	(3,557)	(26,101)	1,874	(686)	(5,693)	(257)	(1,238)	2,352	778	(209)	354
Net realized gain on distributions	-	200	25	86	5,572	137	26,272	-	-	-	21,352	-	-	7,739	-	6,101	629	8,282	-
Change in net unrealized appreciation (depreciation) of investments	(1,553)	2,774	6,978	1,054	(49,222)	(2,582)	(116,726)	(59,465)	(71,093)	(95,859)	(109,288)	(1,840)	(22,586)	(32,909)	(8,703)	(23,617)	(1,362)	(26,297)	(361)

Net gain (loss) on investments	(1,580)	(5,804)	(17,323)	(2,942)	(38,275)	(1,373)	(66,371)	(59,125)	(74,650)	(121,960)	(86,062)	(2,526)	(28,279)	(25,427)	(9,941)	(15,164)	45	(18,224)	(7)

Net increase (decrease) in net assets resulting from operations	(1,475)	(5,412)	(16,439)	(2,851)	(39,082)	(1,367)	(61,952)	(58,801)	(75,511)	(123,067)	(86,598)	(2,131)	(28,637)	(25,283)	(8,326)	(15,292)	158	(15,808)	(7)

1)	The Sub-Account ceased operations on November 4, 2022.
2)	The Sub-Account ceased operations on July 25, 2022.
3)	The Sub-Account ceased operations on January 19, 2022.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statements of Changes in Net Assets

For the Year Ended December 31, 2023

	AB International Value Fund	BlackRock LifePath® Dynamic 2040 Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	The Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$133	$96	$(517)	$1	$6,012	$3,324	$(896)	$(1,248)	$368	$299	$(427)	$(421)	$1,553	$(345)	$100	$3,047	$6
Net realized gain (loss) on security transactions	12	(40)	343	(152)	4,723	211	(1,802)	(696)	395	(139)	(579)	(179)	(1,004)	(14)	(19)	(271)	-
Net realized gain on distributions	-	51	3,490	8	2,421	-	-	-	-	-	3,224	1,764	-	8,814	347	9,997	-
Change in net unrealized appreciation (depreciation) of investments	2,083	384	28,636	174	70,586	30,456	29,740	84,016	75,867	618	11,535	16,603	2,126	8,954	214	5,623	(2)

Net increase (decrease) in net assets resulting from operations	2,228	491	31,952	31	83,742	33,991	27,042	82,072	76,630	778	13,753	17,767	2,675	17,409	642	18,396	4

Unit transactions:
Purchases	2,733	-	19,166	-	65,383	47,117	20,259	36,818	38,053	-	9,908	20,200	6,220	9,940	-	14,873	-
Net transfers	-	-	29,453	-	(21,036)	(7,258)	(7,454)	28,145	(16,875)	454	(2,387)	(643)	4,605	-	-	(7,470)	302
Surrenders for benefit payments and fees	(1)	(1)	(2,824)	(1,012)	(1,465)	(2,945)	(2,660)	(2,992)	(1,586)	(2,399)	(1)	-	(921)	(1)	(1,511)	(2,145)	1
Contract maintenance charges	(9)	(162)	(113)	(3)	(347)	(213)	(101)	(211)	(186)	(18)	(44)	(66)	(29)	(38)	(8)	(82)	-

Net increase (decrease) in net assets resulting from unit transactions	2,723	(163)	45,682	(1,015)	42,535	36,701	10,044	61,760	19,406	(1,963)	7,476	19,491	9,875	9,901	(1,519)	5,176	303

Net increase (decrease) in net assets	4,951	328	77,634	(984)	126,277	70,692	37,086	143,832	96,036	(1,185)	21,229	37,258	12,550	27,310	(877)	23,572	307

Net Assets:
Beginning of year	14,732	2,778	172,679	1,087	590,827	289,591	163,862	190,068	397,656	9,648	76,026	98,482	47,466	67,285	6,246	184,760	-

End of Year	$19,683	$3,106	$250,313	$103	$717,104	$360,283	$200,948	$333,900	$493,692	$8,463	$97,255	$135,740	$60,016	$94,595	$5,369	$208,332	$307

(1)	The Sub-Account commenced operations on December 22, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)
Operations:
Net investment income (loss)	$105	$392	$884	$91	$(807)	$6	$4,419	$324	$(861)	$(1,107)	$(536)	$395	$(358)	$144	$1,615	$(128)	$113	$2,416	$-
Net realized gain (loss) on security transactions	(27)	(8,778)	(24,326)	(4,082)	5,375	1,072	24,083	340	(3,557)	(26,101)	1,874	(686)	(5,693)	(257)	(1,238)	2,352	778	(209)	354
Net realized gain on distributions	-	200	25	86	5,572	137	26,272	-	-	-	21,352	-	-	7,739	-	6,101	629	8,282	-
Change in net unrealized appreciation (depreciation) of investments	(1,553)	2,774	6,978	1,054	(49,222)	(2,582)	(116,726)	(59,465)	(71,093)	(95,859)	(109,288)	(1,840)	(22,586)	(32,909)	(8,703)	(23,617)	(1,362)	(26,297)	(361)

Net increase (decrease) in net assets resulting from operations	(1,475)	(5,412)	(16,439)	(2,851)	(39,082)	(1,367)	(61,952)	(58,801)	(75,511)	(123,067)	(86,598)	(2,131)	(28,637)	(25,283)	(8,326)	(15,292)	158	(15,808)	(7)

Unit transactions:
Purchases	2,118	-	4,478	-	14,480	-	58,520	42,237	18,657	35,223	34,670	72	7,347	16,655	5,364	8,163	-	12,490	-
Net transfers	-	(1)	115	-	1,836	1,979	1,464	15,649	730	16,923	14,660	-	16,436	2,426	1,193	1,554	1,839	1	-
Surrenders for benefit payments and fees	(1,121)	(55,458)	(107,784)	(19,107)	(29,196)	(29,221)	(104,721)	(38,706)	(32,772)	(88,264)	(65,691)	(26,745)	(20,128)	(6,361)	(12,277)	(14,265)	(11,040)	(3,765)	(3,396)

Net increase (decrease) in net assets resulting from unit transactions	997	(55,459)	(103,191)	(19,107)	(12,880)	(27,242)	(44,737)	19,180	(13,385)	(36,118)	(16,361)	(26,673)	3,655	12,720	(5,720)	(4,548)	(9,201)	8,726	(3,396)

Net increase (decrease) in net assets	(478)	(60,871)	(119,630)	(21,958)	(51,962)	(28,609)	(106,689)	(39,621)	(88,896)	(159,185)	(102,959)	(28,804)	(24,982)	(12,563)	(14,046)	(19,840)	(9,043)	(7,082)	(3,403)

Net Assets:
Beginning of year	15,210	60,871	122,408	21,958	224,641	29,696	697,516	329,212	252,758	349,253	500,615	38,452	101,008	111,045	61,512	87,125	15,289	191,842	3,403

End of Year	$14,732	$-	$2,778	$-	$172,679	$1,087	$590,827	$289,591	$163,862	$190,068	$397,656	$9,648	$76,026	$98,482	$47,466	$67,285	$6,246	$184,760	$-

1)	The Sub-Account ceased operations on November 4, 2022.
2)	The Sub-Account ceased operations on July 25, 2022.
3)	The Sub-Account ceased operations on January 19, 2022.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi- Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$312	$2,529	$7,420	$714	$(830)	$80	$3,513	$2,822	$(1,084)	$(1,512)	$(1,479)	$1,118	$(418)	$(456)	$930	$(305)	$173	$1,510	$68
Net realized gain (loss) on security transactions	141	144	154	6	1,443	2,097	9,562	1,431	5,934	3,476	10,755	594	1,384	1,091	(80)	2,110	47	538	76
Net realized gain on distributions	-	6,634	15,657	2,508	7,686	4,240	31,433	27,279	56,078	70,086	69,367	1,590	19,497	12,978	-	11,113	1,026	20,841	44
Net unrealized appreciation (depreciation) of investments during the year	929	(3,706)	(9,113)	(1,969)	38,583	1,699	114,033	(12,390)	(59,603)	(51,552)	(13,300)	(631)	(18,383)	8,436	(1,829)	10,355	1,064	3,859	51

Net increase (decrease) in net assets resulting from operations	1,382	5,601	14,118	1,259	46,882	8,116	158,541	19,142	1,325	20,498	65,343	2,671	2,080	22,049	(979)	23,273	2,310	26,748	239

Unit transactions:
Purchases	1,497	800	10,969	-	9,599	500	50,848	33,596	15,514	29,744	35,813	432	7,379	15,135	4,979	5,992	54	13,119	-
Net transfers	(77)	6,490	12,311	-	25,659	(2,218)	(39,687)	2,757	(4,178)	27,283	(43,798)	840	9,850	(7,602)	563	(13,577)	7,897	7,169	(568)
Surrenders for benefit payments and fees	(30)	(2,322)	(262)	(19)	(4,366)	(3,837)	(6,302)	(2,689)	(7,136)	(4,955)	(9,873)	(5,252)	(2,173)	(584)	(2,883)	(4)	(464)	(3,567)	-
Other transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	-	-	-	-

Net increase (decrease) in net assets resulting from unit transactions	1,390	4,968	23,018	(19)	30,892	(5,555)	4,859	33,664	4,200	52,072	(17,858)	(3,980)	15,056	6,949	2,660	(7,589)	7,487	16,721	(568)

Net increase (decrease) in net assets	2,772	10,569	37,136	1,240	77,774	2,561	163,400	52,806	5,525	72,570	47,485	(1,309)	17,136	28,998	1,681	15,684	9,797	43,469	(329)

Net Assets:
Beginning of year	12,438	50,302	85,272	20,718	146,867	27,135	534,116	276,406	247,233	276,683	453,130	39,761	83,872	82,047	59,831	71,441	5,492	148,373	3,732

End of Year	$15,210	$60,871	$122,408	$21,958	$224,641	$29,696	$697,516	$329,212	$252,758	$349,253	$500,615	$38,452	$101,008	$111,045	$61,512	$87,125	$15,289	$191,842	$3,403

1)	Formerly The Hartford Balanced Fund. Name changed to Hartford Multi-Asset Income Fund effective April 30, 2021.

I.	Organization:

Separate Account Twelve (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts did not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:

AB International Value Fund	,
BlackRock LifePath® Dynamic 2030 Fund	,
BlackRock LifePath® Dynamic 2040 Fund	,
BlackRock LifePath® Dynamic Retirement Fund	,
Calvert Equity Fund	,
Goldman Sachs Mid Cap Value Fund	,
The Hartford Dividend and Growth Fund	,
The Hartford International Opportunities Fund	,
The Hartford Small Company Fund	,
The Hartford Growth Opportunities Fund	,
The Hartford Capital Appreciation Fund	,
Hartford Multi-Asset Income and Growth Fund	,
The Hartford Small Cap Growth Fund	,
Lord Abbett Value Opportunities Fund	,
PIMCO Total Return Fund	,
Victory Diversified Stock Fund	,
Invesco Comstock Fund	,
Invesco Equity and Income Fund	, and
Hartford International Equity Fund

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a) Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b) Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

e) Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f) Fair Value Measurements — The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2023 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies (“mutual funds”). Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs. Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because

Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2023, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.

3.	Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value within Mortality and Expense Risk.

b) Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Contract Maintenance Charges — An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in contract maintenance charges on the accompanying statements of changes in net assets.

4.	Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2023 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales

AB International Value Fund	3,037	180
BlackRock LifePath® Dynamic 2040 Fund	162	177
Calvert Equity Fund	52,629	3,973
Goldman Sachs Mid Cap Value Fund	9	1,016
The Hartford Dividend and Growth Fund	75,442	24,474
The Hartford International Opportunities Fund	50,685	10,660
The Hartford Small Company Fund	18,928	9,778
The Hartford Growth Opportunities Fund	64,423	3,910
The Hartford Capital Appreciation Fund	39,655	19,881
The Hartford Multi-Asset Income and Growth Fund	796	2,460
The Hartford Small Cap Growth Fund	13,452	3,177
Lord Abbett Value Opportunities Fund	22,223	1,388
PIMCO Total Return Fund	17,120	5,690
Invesco Comstock Fund	447	1,519
Invesco Equity and Income Fund	29,196	10,977
Hartford International Equity Fund	309	-

5.	Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)

AB International Value Fund	308	10	298
BlackRock LifePath® Dynamic 2040 Fund	-	7	(7)
Calvert Equity Fund	982	47	935
Goldman Sahs Mid Cap Value Fund	-	31	(31)
The Hartford Dividend and Growth Fund	1,411	468	943
The Hartford International Opportunities Fund	2,560	562	1,998
The Hartford Small Company Fund	518	248	270
The Hartford Growth Opportunities Fund	1,455	79	1,376
The Hartford Capital Appreciation Fund	921	423	498
The Hartford Multi-Asset Income and Growth Fund	18	102	(84)
The Hartford Small Cap Growth Fund	362	96	266
Lord Abbett Value Opportunities Fund	1,087	52	1,035
PIMCO Total Return Fund	635	88	547
Victory Diversified Stock Fund	323	11	312
Invesco Comstock Fund	17	56	(39)
Invesco Equity and Income Fund	591	434	157
Hartford International Equity Fund	28	-	28

The changes in units outstanding for the year ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)

AB International Value Fund	1,779	1,592	187
BlackRock LifePath Dynamic 2030 Fund	1,858	5,060	(3,202)
BlackRock LifePath Dynamic 2040 Fund	5,148	9,973	(4,825)
BlackRock LifePath Dynamic Retirement Fund	1,018	2,039	(1,021)
Calvert Equity Fund	4,170	4,326	(156)
Goldman Sachs Mid Cap Value Fund	150	846	(696)
The Hartford Dividend and Growth Fund	14,718	15,997	(1,279)
The Hartford Small Company Fund	4,461	5,580	(1,119)
The Hartford Growth Opportunities Fund	7,020	7,944	(924)
The Hartford Capital Appreciation Fund	10,730	11,155	(425)
The Hartford Multi-Asset Income and Growth Fund	485	1,777	(1,292)
The Hartford Small Cap Growth Fund	3,190	2,908	282
Lord Abbett Value Opportunities Fund	5,767	5,096	671
PIMCO Total Return Fund	3,356	3,887	(531)
Victory Diversified Stock Fund	2,422	2,744	(322)
Invesco Comstock Fund	305	609	(304)
Invesco Equity and Income Fund	7,603	7,452	151
Hartford International Equity Fund	-	276	(276)
The Hartford International Opportunities Fund	18,268	17,086	1,182
The changes in units outstanding for the year ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)

AB International Value Fund	294	134	161
BlackRock LifePath® Dynamic 2030 Fund	687	105	583
BlackRock LifePath® Dynamic 2040 Fund	1,396	399	997
BlackRock LifePath® Dynamic Retirement Fund	-	1	(1)
Calvert Equity Fund	631	89	541
Goldman Sachs Mid Cap Value Fund	232	242	(10)
The Hartford Dividend and Growth Fund	1,245	1,297	(52)
The Hartford International Opportunities Fund	1,903	261	1,642
The Hartford Small Company Fund	807	554	253
The Hartford Growth Opportunities Fund	1,361	281	1,080
The Hartford Capital Appreciation Fund	973	1,169	(196)
Hartford Multi-Asset Income and Growth Fund +	215	287	(72)
The Hartford Small Cap Growth Fund	482	109	373
Lord Abbett Value Opportunities Fund	860	513	347
PIMCO Total Return Fund	316	176	140
Victory Diversified Stock Fund	307	494	(187)
Invesco Comstock Fund	304	15	289
Invesco Equity and Income Fund	1,142	237	905
Hartford International Equity Fund	9	45	(36)

6.	Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of or during the five year period ended December 31, 2023. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***

AB International Value Fund
2023	2,058	9.567253	to	14.350000	19,683	—	to	0.50%		1.25%		14.32%	to	13.53%
2022	1,760	8.36912	to	12.640000	14,732	—	to	0.50%		1.21%		(11.25)%	to	(11.85)%
2021	1,573	9.430209	to	14.340000	15,210	—	to	0.50%	2.53%	to	2.57%	7.90%	to	10.21%
2020	1,412	8.556431	to	13.290000	12,438	—	to	0.50%	0.82%	to	0.86%	1.30%	to	1.51%
2019	1,269	13.120000	to	13.120000	11,043	—	to	0.50%	1.21%	to	1.29%	15.19%	to	15.90%

BlackRock LifePath® Dynamic 2030 Fund ##
2023	—	—	to	—	—	—	to	—		—		—	to	—
2022	—	10.960000	to	19.311571	—	—	to	0.50%		1.17%		(17.59)%	to	(16.40)%
2021	3,202	13.300000	to	23.100001	60,871	—	to	0.50%	4.64%	to	5.43%	(5.61)%	to	10.58%
2020	2,619	14.090000	to	20.890172	50,302	—	to	0.50%	1.55%	to	1.60%	8.22%	to	12.23%
2019	2,753	13.020000	to	18.614113	47,941	—	to	0.50%	2.17%	to	2.26%	14.31%	to	21.11%

BlackRock LifePath® Dynamic 2040 Fund
2023	128	14.250000	to	24.343208	3,106	—	to	0.50%		3.82%		12.65%	to	18.31%
2022	135	12.650000	to	20.575293	2,778	—	to	0.50%		2.14%		(19.22)%	to	(17.73)%
2021	4,960	15.660000	to	25.009095	122,408	—	to	0.50%	6.84%	to	7.44%	(6.28)%	to	15.26%
2020	3,963	16.710000	to	21.697237	85,272	—	to	0.50%	1.43%	to	1.49%	8.23%	to	13.15%
2019	3,553	15.440000	to	19.175905	67,736	—	to	0.50%	2.29%	to	2.45%	16.79%	to	24.66%

BlackRock LifePath® Dynamic Retirement Fund ##
2023	—	—	to	—	—	—	to	—		—		—	to	—
2022	—	7.650000	to	18.201339	—	—	to	0.50%		0.74%		(16.12)%	to	(15.50)%
2021	1,021	9.120000	to	21.540679	21,958	—	to	0.50%	3.83%	to	3.85%	(9.07)%	to	6.08%
2020	1,021	10.030000	to	20.306811	20,718	—	to	0.50%	1.28%	to	2.08%	4.70%	to	12.00%
2019	1,020	18.131471	to	18.131471	18,498	0.50%	to	0.50%	0.67%	to	0.67%	13.37%	to	15.98%

Calvert Equity Fund
2023	4,737	52.149659	to	76.630000	250,313	—	to	0.50%		0.20%		17.35%	to	15.84%
2022	3,802	44.439989	to	66.150000	172,679	—	to	0.50%		—		(17.99)%	to	(20.23)%
2021	3,953	54.189745	to	82.930000	224,641	—	to	0.50%	—	to	—	24.28%	to	28.29%
2020	3,411	42.239944	to	66.730000	146,867	—	to	0.50%	—	to	—	20.93%	to	23.65%
2019	2,895	34.160564	to	55.180000	101,622	—	to	0.50%	0.03%	to	0.03%	32.58%	to	35.82%

Goldman Sachs Mid Cap Value Fund
2023	3	34.310000	to	34.310000	103	—	to	—		0.18%		15.47%	to	6.39%
2022	34	29.712374	to	32.250000	1,087	—	to	0.50%		0.15%		(11.09)%	to	(21.19)%
2021	726	33.420155	to	40.920000	29,696	—	to	0.50%	0.26%	to	0.63%	10.89%	to	29.80%
2020	735	25.747819	to	36.900000	27,135	—	to	0.50%	0.41%	to	27.60%	(24.67)%	to	7.96%
2019	832	34.180000	to	34.180000	28,454	—	to	—	0.66%	to	0.66%	27.54%	to	27.54%

The Hartford Dividend and Growth Fund
2023	14,082	32.750000	to	50.923113	717,104	—	to	0.50%		1.43%		11.85%	to	13.24%
2022	13,139	29.280000	to	44.968562	590,827	—	to	0.50%		1.16%		(13.98)%	to	(9.38)%
2021	14,417	34.040000	to	49.625699	697,516	—	to	0.50%	1.01%	to	1.05%	23.60%	to	30.27%
2020	14,469	27.540000	to	38.095886	534,116	—	to	0.50%	1.52%	to	1.57%	3.81%	to	7.13%
2019	13,561	26.530000	to	35.558995	464,298	—	to	0.50%	1.54%	to	1.57%	22.37%	to	27.18%

The Hartford International Opportunities Fund
2023	18,550	17.040000	to	19.422199	360,283	—	to	0.50%		1.51%		10.01%	to	10.99%
2022	16,552	15.490000	to	17.499710	289,591	—	to	0.50%		0.61%		(18.73)%	to	(18.66)%
2021	15,370	19.060000	to	21.513256	329,212	—	to	0.50%	1.38%	to	1.40%	(3.00)%	to	6.73%
2020	13,728	19.650000	to	20.156886	276,406	—	to	0.50%	0.46%	to	0.49%	19.67%	to	19.82%
2019	11,477	16.400000	to	16.844004	193,044	—	to	0.50%	1.43%	to	1.52%	24.05%	to	25.03%

The Hartford Small Company Fund
2023	4,622	18.080000	to	43.479615	200,948	—	to	0.50%		0.00%		16.05%	to	15.47%
2022	4,352	15.580000	to	37.654707	163,862	—	to	0.50%		—		(31.34)%	to	(31.68)%
2021	5,470	22.690000	to	55.113418	252,758	—	to	0.50%	—	to	—	(21.97)%	to	0.53%
2020	5,217	29.080000	to	54.821500	247,233	—	to	0.50%	—	to	—	39.81%	to	53.08%
2019	5,048	20.800000	to	35.812487	154,987	—	to	0.50%	—	to	—	28.32%	to	35.73%

The Hartford Growth Opportunities Fund
2023	6,768	42.030000	to	49.333436	333,900	—	to	0.50%		0.00%		40.66%	to	39.96%
2022	5,392	29.880000	to	35.247200	190,068	—	to	0.50%		—		(37.04)%	to	(37.36)%
2021	6,316	47.460000	to	56.265631	349,253	—	to	0.50%	—	to	—	(14.29)%	to	6.89%
2020	5,236	52.641225	to	55.370000	276,683	—	to	0.50%	—	to	—	40.60%	to	60.61%
2019	4,502	32.775353	to	39.380000	149,691	—	to	0.50%	—	to	—	21.92%	to	29.34%

The Hartford Capital Appreciation Fund
2023	10,701	39.010000	to	46.137486	493,692	—	to	0.50%		0.58%		18.32%	to	18.35%
2022	10,203	32.970000	to	38.982348	397,656	—	to	0.50%		0.36%		(22.46)%	to	(18.30)%
2021	10,627	42.520000	to	47.712266	500,615	—	to	0.50%	0.09%	to	0.13%	(1.09)%	to	14.64%
2020	10,822	41.620652	to	42.990000	453,130	—	to	0.50%	0.41%	to	0.44%	14.89%	to	20.13%
2019	10,231	34.646338	to	37.420000	360,073	—	to	0.50%	0.48%	to	0.52%	24.28%	to	29.81%

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***

The Hartford Multi-Asset Income and Growth Fund
2023	336	18.720000	to	25.184446	8,463	—	to	0.50%		3.95%		5.94%	to	9.69%
2022	420	17.670000	to	22.959925	9,648	—	to	0.50%		1.45%		(15.58)%	to	(12.21)%
2021	1,713	20.930000	to	26.153708	38,452	—	to	0.50%	2.91%	to	2.95%	(0.48)%	to	6.46%
2020	1,785	21.030000	to	24.565737	39,761	—	to	0.50%	3.13%	to	3.15%	2.79%	to	5.58%
2019	1,500	20.460000	to	23.268315	31,703	—	to	0.50%	3.43%	to	3.47%	(2.94)%	to	14.50%

The Hartford Small Cap Growth Fund
2023	3,144	30.935264	to	40.480000	97,255	—	to	0.50%		0.00%		17.11%	to	13.48%
2022	2,878	26.414811	to	35.670000	76,026	—	to	0.50%		—		(29.45)%	to	(29.10)%
2021	2,596	37.442927	to	50.310000	101,008	—	to	0.50%	—	to	—	(17.16)%	to	2.79%
2020	2,223	36.425612	to	60.730000	83,872	—	to	0.50%	—	to	—	22.64%	to	31.09%
2019	1,995	27.786431	to	49.520000	57,761	—	to	0.50%	—	to	—	33.23%	to	34.62%

Lord Abbett Value Opportunities Fund
2023	6,568	17.690000	to	20.666576	135,740	—	to	0.50%		0.13%		14.87%	to	16.11%
2022	5,533	15.400000	to	17.798840	98,482	—	to	0.50%		0.62%		(28.41)%	to	(22.29)%
2021	4,862	21.510000	to	22.904967	111,045	—	to	0.50%	—	to	—	12.21%	to	26.57%
2020	4,515	18.096355	to	19.170000	82,047	—	to	0.50%	0.27%	to	0.30%	9.04%	to	14.61%
2019	3,644	15.789330	to	17.580000	58,081	—	to	0.50%	0.39%	to	0.41%	9.40%	to	22.25%

PIMCO Total Return Fund
2023	3,467	8.650000	to	17.323324	60,016	—	to	0.50%		3.56%		2.25%	to	5.42%
2022	2,920	8.460000	to	16.433204	47,466	—	to	0.50%		3.72%		(17.62)%	to	(14.82)%
2021	3,449	10.270000	to	19.292117	61,512	—	to	0.50%	1.95%	to	1.98%	(3.11)%	to	(1.67)%
2020	3,309	10.600000	to	19.620421	59,831	—	to	0.50%	2.14%	to	2.16%	2.51%	to	7.98%
2019	3,016	10.340000	to	18.170482	50,077	—	to	0.50%	3.48%	to	3.50%	4.13%	to	7.37%

Victory Diversified Stock Fund
2023	2,658	19.040000	to	35.583218	94,595	—	to	0.50%		0.07%		12.73%	to	24.08%
2022	2,346	16.890000	to	28.678642	67,285	—	to	0.50%		0.26%		(26.08)%	to	(19.08)%
2021	2,668	22.850000	to	35.441690	87,125	—	to	0.50%	0.02%	to	0.02%	17.91%	to	35.18%
2020	2,856	19.380000	to	26.217702	71,441	—	to	0.50%	0.26%	to	0.26%	10.62%	to	13.03%
2019	2,556	17.520000	to	23.196270	56,540	—	to	0.50%	0.39%	to	0.40%	20.74%	to	28.60%

Invesco Comstock Fund
2023	197	27.320000	to	27.320000	5,369	—	to	—		1.69%		3.21%	to	(13.35)%
2022	236	26.470000	to	31.529820	6,246	—	to	0.50%		1.59%		(10.73)%	to	0.31%
2021	515	29.650000	to	31.432793	15,289	—	to	0.50%	1.49%	to	1.54%	22.27%	to	32.65%
2020	226	23.695648	to	24.250000	5,492	—	to	0.50%	1.38%	to	2.04%	(3.19)%	to	(1.28)%
2019	802	24.002998	to	25.050000	19,686	—	to	0.50%	2.09%	to	2.13%	16.40%	to	24.72%

Invesco Equity and Income Fund
2023	7,472	10.080000	to	29.068043	208,332	—	to	0.50%		2.04%		2.65%	to	9.44%
2022	7,315	9.820000	to	26.559719	184,760	—	to	0.50%		1.79%		(13.40)%	to	(8.18)%
2021	7,135	11.340000	to	28.924544	191,842	—	to	0.50%	1.33%	to	1.41%	3.47%	to	17.43%
2020	6,229	10.960000	to	24.630591	148,373	—	to	0.50%	1.74%	to	1.87%	6.51%	to	9.42%
2019	5,726	10.290000	to	22.509325	121,788	—	to	0.50%	1.81%	to	1.94%	12.83%	to	19.48%

Hartford International Equity Fund
2023	28	11.010553	to	11.010553	307	—	to	—		2.01%		14.30%	to	7.21%
2022	—	9.633432	to	10.270000	—	—	to	—		0.00%		(21.87)%	to	(16.71)%
2021	276	12.330000	to	12.330000	3,403	—	to	—	—	to	1.92%	3.01%	to	3.01%
2020	312	11.970000	to	11.970000	3,732	—	to	—	1.25%	to	1.25%	8.23%	to	8.23%
2019	309	11.060000	to	11.060000	3,412	—	to	—	2.01%	to	2.01%	17.78%	to	17.78%

*

This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, divided by average net assets during the period. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Investment Income Ratios for periods less than a year are not annualized. As of December 31, 2022, the investment income ratio is no longer being shown as a range.

***

This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year.

##	Sub-Account is currently offered, however, there are currently zero units outstanding.

7.	Subsequent Events:

Management has evaluated events subsequent to December 31, 2023 and through the financial statement issuance date of April 17, 2024, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company
Audited Consolidated Financial Statements
As of December 31, 2023 and 2022 (Successor Company)
For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Balance Sheets — As of December 31, 2023 and 2022 (Successor Company)	F- 6
Consolidated Statements of Operations — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F- 7
Consolidated Statements of Comprehensive Income (Loss) — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F- 8
Consolidated Statements of Changes in Stockholder's Equity — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F- 9
Consolidated Statements of Cash Flows — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F- 10
Notes to Consolidated Financial Statements	F-12
Report of Independent Registered Public Accounting Firm	S- 1
Schedule I — Summary of Investments — Other Than Investments in Related Parties	S- 2
Schedule IV — Reinsurance	S- 3
Schedule V — Valuation and Qualifying Accounts	S- 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022 (Successor Company), and the results of its operations and its cash flows for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Notes 1 and 2 to the financial statements, the Company has changed its method of accounting for long-duration contracts due to the adoption of ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), effective January 1, 2023, with a transition date of July 1, 2021.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 2, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal- capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.
Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.
Certain Assumptions Used in the Valuation of Embedded Derivatives for Fixed Indexed Annuities – Refer to Notes 1, 3, 4, and 5 to the financial statements
Critical Audit Matter Description
The Company assumes via reinsurance fixed indexed annuity contracts (FIA) contracts. FIA contract balances appreciate based on a minimum guaranteed credited rate or on the performance of market indices. For FIA contracts where an equity market index is elected, the account value attributable to the equity performance, which is not clearly and closely related to the insurance contract, is recognized as an embedded derivative liability. The liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract and is reported in other policyholder funds. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values.
Given the sensitivity of these embedded derivatives to changes in these assumptions, specifically around policyholder lapse and partial withdrawals, as well as discount rates, and the significant uncertainty inherent in estimating them, we identified management’s evaluation of these assumptions as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the embedded derivatives recorded within other policyholder funds, specifically lapses, partial withdrawals, and discount rates, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:

◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the embedded derivative and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs of the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded derivatives.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 24, 2024
We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except share data)	2023	2022
Assets
Investments
Fixed maturities, available-for-sale, at fair value (related party: $9 and $4) (net of allowance for credit losses: $16 and $—; amortized cost: $17,335 and $18,689)	$14,854	$15,383
Fixed maturities, at fair value using the fair value option (related party: $27 and $—)	252	331
Equity securities, at fair value	182	179
Mortgage loans (net of allowance for credit losses: $26 and $15)	2,019	2,520
Policy loans (related party: $(6) and $—)	1,528	1,495
Investment funds (related party: $51 and $8) (portion at fair value: $238 and $58)	1,428	1,300
Other investments (portion at fair value: $35 and $83)	35	95
Short-term investments, at fair value (related party: $440 and $100)	1,181	1,489
Total investments	21,479	22,792
Cash	421	173
Reinsurance recoverables (related party: $9,468 and $9,613) (net of allowance for credit losses: $18 and $21) (portion at fair value: $1,242 and $1,286)	37,706	39,223
Market risk benefits	578	325
Value of business acquired and deferred acquisition costs (related party: $114 and $176)	457	496
Deferred income taxes	828	879
Goodwill and other intangible assets, net	149	155
Other assets	420	441
Separate account assets	89,514	87,255
Total assets	$151,552	$151,739

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,379	$18,738
Other policyholder funds and benefits payable (related party: $526 and $582) (portion at fair value: $536 and $295)	29,502	31,827
Market risk benefits	1,074	1,204
Funds withheld liability (related party: $9,148 and $9,248 (portion at fair value: $(157) and $(560))	10,210	10,474
Other liabilities (related party: $33 and $(1)) (portion at fair value: $57 and $105)	811	981
Separate account liabilities	89,514	87,255
Total liabilities	150,490	150,479
Commitments and Contingencies (Note 15)
Stockholder’s Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(580) and $(762))	(1,325)	(1,659)
Retained earnings	504	1,036
Total stockholder’s equity	1,062	1,260

Total liabilities and stockholder’s equity	$151,552	$151,739
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Revenues
Premiums (related party: $(56), $(27), $— , and $—)	$88	$99	$26	$24
Policy charges and fee income (related party: $(304), $(320), $— , and $—)	646	509	434	438
Net investment income (related party: $(380), $(136), $—, and $—)	590	778	498	534
Investment and derivative related losses, net (related party: $361, $696, $— , and $—)	(929)	(76)	(50)	(242)
Total revenues	395	1,310	908	754

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $(17), $10, $14, and $—) (related party: $(276), $(117), $— , and $— )	307	521	161	349
Change in market risk benefits (related party: $77, $4,$—, and $—)	(305)	(295)	2	—
Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—)	55	61	24	(43)
Insurance operating costs and other expenses (related party: $(136), $(119), $—, and $—)	334	301	212	232
Total benefits, losses and expenses	391	588	399	538

Income before income taxes	4	722	509	216

Income tax expense (benefit)	(39)	107	88	30
Net income	$43	$615	$421	$186

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Net income	$43	$615	$421	$186

Other comprehensive income (loss)
Unrealized gain (loss) on available-for-sale securities	675	(2,606)	(16)	(275)
Unrealized gain (loss) on cash flow hedging instruments	4	(27)	—	1
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $182, $(762), $—, and $— )	(212)	873	(14)	—
Gain (loss) related to credit risk for market benefits	(133)	96	35	—
Other comprehensive income (loss)	334	(1,664)	5	(274)

Comprehensive income (loss)	$377	$(1,049)	$426	$(88)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Predecessor Company
Balance at January 1, 2021	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contributions to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance at June 30, 2021	$6	$1,526	$1,007	$58	$2,597

Successor Company
Balance at July 1, 2021	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	421	421
Other comprehensive loss	—	—	5	—	5
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2021	6	1,877	5	421	2,309

Balance at January 1, 2022	6	1,877	5	421	2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2022	6	1,877	(1,659)	1,036	1,260

Balance at January 1, 2023	6	1,877	(1,659)	1,036	1,260
Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	(575)	(575)
Balance at December 31, 2023	$6	$1,877	$(1,325)	$504	$1,062

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Operating Activities
Net income	$43	$615	$421	$186
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Investment and derivative related losses, net (related party: $(361), $(696), $—, and $—)	929	76	50	242
Amortization of unearned revenue reserve (related party: $(56), $(5) , $—, and $—)	(118)	(68)	—	(26)
Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—)	55	61	24	(43)
Depreciation and amortization	167	227	102	38
Deferred income taxes	(37)	124	174	29
Interest credited on investment and universal life-type contracts	370	481	314	152
Change in market risk benefits (related party: $77, $4, $—, and $—)	(305)	(295)	2	—
Other operating activities, net (related party: $382, $136, $—, and $—)	(571)	(40)	(273)	(114)
Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $(510), $198, $—, and $—)	178	(741)	(29)	(134)
Reserve for future policy benefits	92	228	(153)	63
Other assets and liabilities (related party: $447, $—, $—, $—)	328	91	(131)	51
Net proceeds from (payments for) reinsurance transactions	—	121	(877)	—
Net cash provided by (used for) operating activities	1,131	880	(376)	444

Investing Activities
Proceeds from sales, maturities, and payments of:
Fixed maturities	2,182	6,185	2,976	1,622
Equity securities	6	26	47	3
Mortgage loans	588	258	294	158
Investment funds (related party: $1, $—, $—, and $—)	295	64	102	71
Other investments	6	—	—	—
Payments for purchases of:
Fixed maturities (related party: $(32), $—, $—, and $—)	(1,200)	(4,607)	(1,974)	(1,197)
Equity securities	(2)	(22)	(121)	(45)
Mortgage loans	(132)	(667)	(207)	(177)
Investment funds (related party: $(44), $—, $—, and $—)	(126)	(158)	(100)	(74)
Net proceeds from (payments for):
Repurchase agreements program	—	25	(11)	8
Policy loans	(33)	(11)	9	(32)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Derivatives	(913)	(559)	(161)	(539)
Short-term investments (related party: $(340), $(100), $—, and $—)	287	(255)	(314)	200
Net cash provided by (used for) investing activities	958	279	540	(2)
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,693	2,033	872	1,001
Withdrawals and other deductions	(10,635)	(8,109)	(4,766)	(4,862)
Net transfers from separate accounts	6,799	5,140	3,598	3,659
Net change in securities loaned or sold under agreements to repurchase	(123)	(99)	131	270
Dividends to parent	(575)	—	—	(265)
Distributions to parent	—	—	—	(235)
Net cash used for financing activities	(1,841)	(1,035)	(165)	(432)

Net increase (decrease) in cash	248	124	(1)	10
Cash at beginning of year	173	49	50	40
Cash at end of year	$421	$173	$49	$50

Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(74)	$142	$(13)	$2

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)
1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group").
The financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications were made to prior year balances for the presentation of unearned premiums and deferred gains on reinsurance to be consistent with current year presentation.
Description of Business
As of December 31, 2023, the Company managed approximately 446 thousand annuity contracts with an account value of approximately $38 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $41.7 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2023, the Company has assumed fixed indexed annuities ("FIA") of $7.3 billion and variable annuities ("VA") of $6.4 billion.
On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s consolidated financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the consolidated financial statements for the years ended December 31, 2023 and 2022 and period of July 1, 2021 to December 31, 2021 (Successor Company), are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions.
Consolidation
The financial statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Our principal estimates and assumptions impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the annual financial statements. Additional details regarding these estimates and assumptions are discussed in the following significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has one reportable segment is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at an aggregate level.
Investments
Fixed Maturities
Fixed maturities consist of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment and derivative related losses, net in the statement of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for amortization of premiums and accretion of discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent LPs and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year, which are generally obtained from the entity’s managers, general partners, or managing members.

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Other Investments
Other investments consist of derivative instruments carried at fair value and real estate held directly, which is recorded at amortized cost.
Cash and Cash Equivalents
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, and make up $714 and $1,272 of the carrying amount as of December 31, 2023 and 2022, respectively. Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.
Funds Withheld Liability
The Company records a funds withheld liability under ceded coinsurance with funds withheld or modified coinsurance arrangements, which represents the fair value of segregated invested assets. The funds withheld liability is comprised of a host contract and an embedded derivative. The funds withheld liability is measured as the total of the host contract, which the Company has assessed as the book value of assets, and the embedded derivative, which the Company has assessed as the net unrealized gains (losses) on the underlying assets as the Company is obligated to pay the total return on the underlying investments. The Company records the total return of the funds withheld within net income (inclusive of the return on both the host contract and the embedded derivative). The Company allocates the total return between net investment income, measured as a risk-free rate on the host contract, and net investment and derivative related losses, net, measured as the difference between the total return and host accretion.
Fair Value Option ("FVO")
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded as investment and derivative related losses, net.
Impairment of Investments and the Allowance for Credit Losses
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment and derivative related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment and derivative related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
We also evaluate other financial instruments for credit losses, such as mortgage loans, reinsurance recoverables, and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment for fixed maturity debt securities.
Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment and derivative related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

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Net Investment Income
The components of net investment income include:
•Interest income from AFS debt securities and mortgage loans, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on AFS debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment and Derivative Related Losses, Net
The components of investment and derivative related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within the funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities; mortgage loans; and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of investment and derivative related losses, net.
Interest income on AFS debt securities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Financial Statements.
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.

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In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed in a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”) or (2) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness at both at the hedge’s inception and on a quarterly basis. This assessment is primarily performed using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the statements of operations in which the cash flows of the hedged transaction are reported. Cash flows from cash flow hedge are presented in the same category as the cash flows from the hedged transaction on the statements of cash flows.
Investments in derivatives for the Company’s other investment or risk management activities do not receive hedge accounting treatment, and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported as a component of investment and derivative related losses, net in the statements of operations.
We discontinue hedge accounting prospectively if: (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised. When cash flow hedge accounting is discontinued because we become aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are immediately reclassified in net income. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that (1) the embedded derivative possesses economic

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characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument. The embedded derivative is presented on the same financial statement line item as the host contract, and is carried at fair value with changes in fair value recorded as a component of investment and derivative related losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligors’ or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty, and permit right of offset. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Reinsurance
The Company enters into reinsurance transactions with unaffiliated and affiliate insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk. Failure of counterparties to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer.
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer. Refer to Note 6 - Reinsurance for additional information related to the various trusts the Company maintains.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle profit and loss with respect to the investment returns. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables

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and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the balance sheets. Revenue, however, is recorded from the reinsurance of separate accounts as premiums or policy charges and fee income on the statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows of the acquired contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business.
For certain transactions, the fair value of obligations related to acquired insurance and investment contracts exceed the book value of policy liabilities, resulting in additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts.
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance is recorded as URR within other policyholder funds and benefits payable on the balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the associated liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses accepted actuarial methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis uses a method specific to the underlying product, generally policy counts or gross premiums, and approximates a pattern of straight-line amortization at an individual contract level. The amortization rate is calculated at the end of each reporting period, and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the assumptions for the LFPB and additional liabilities for other insurance benefits.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of deferred tax assets, and if required, record a valuation allowance to reduce the total deferred tax asset, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the statements of operations.

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Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired, and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives are amortized over the estimated useful life of the asset and consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses, and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered market risk benefits. Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company’s separate account products include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate account policies on a modified coinsurance basis to unaffiliated reinsurers.
We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total separate account liabilities is reported at an amount equal to separate account assets, and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”), deferred profit liability (“DPL”) related to life-contingent payout annuities, and additional liabilities for ULSG contracts. Reserve for Future Policy Benefits also consists of traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual

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experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain (loss).
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade (or low credit risk), fixed-income instrument yield (the equivalent of a Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. The contract inception date is identified as the acquisition date for contracts acquired through an inforce reinsurance arrangement or business combination. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. Reserve accretion in subsequent measurement periods calculated using the locked-in yield curve established at contract inception is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. The Company maximizes the use of observable data as of each valuation date when developing an upper-medium grade yield curve designed to reflect the duration characteristics of the insurance liabilities.
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information.
Additional Liability for Universal Life with Secondary Guarantees
Reserves for such ULSG benefits are included within the reserve for future policy benefits on the balance sheets, as they provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges.
Additional liabilities for other insurance benefits are determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are discounted at the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PABs”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception, and is further described in the MRB policy section below.

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Policyholder Account Balance
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for contracts with explicit account values, including VA, fixed annuities, corporate-owned life insurance (“COLI”), and other universal life-type products (“UL”). This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a minimum guaranteed credited rate or the performance of market indices, and generally protect the contract owner against loss of principal and may include living withdrawal benefits or enhanced annuitization benefits. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, which is not clearly and closely related to the host insurance contract, is recognized as an embedded derivative. The liability reported on the balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The host contract adjustment is subsequently accreted over the underlying policy’s expected life. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies, and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”), as well as expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset, and are reported separately as MRB liabilities or assets on the balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholder, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for MRBs that are reinsured. Changes in the fair value of MRBs are recorded as a change in market risk benefits within net income, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For MRBs that are reinsured, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in market risk benefits recorded through net income.
At contract inception, we assess the fees and assessments collectible from the policyholder and allocate them to the extent they are attributable to the MRB. If attributed fees are sufficient to cover the projected benefits, a non-option based valuation model is used. If attributed fees are insufficient to cover the projected benefits (or there are no explicit fees collectible from the policyholder), an option-based valuation model is used. MRBs calculated using an option-based model are measured and recognized at contract inception and for FIA contracts, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB for the remaining payout annuity contract is established, if applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, ceded MRBs are measured at fair value and are separately recorded in reinsurance recoverables on the balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and universal life-type contracts, amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for VA, FIA, fixed annuities and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Targeted Improvements to the Accounting for Long-Duration Contracts (ASU 2018-12)
Refer to Note 2 - Adoption of Long-Duration Targeted Improvements for additional information.
Business Combinations – Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08)
ASU 2021-08 applies to business combinations on or after January 1, 2023 and modifies how acquiring entities measure contract assets and contract liabilities from contracts with customers held by the acquiree. Such balances will be measured in a manner consistent with how the acquiree recognized and measured them in its pre-acquisition financial statements. We adopted these updates effective January 1, 2023, and it did not have an impact on our financial statements as the Company did not enter into any business combinations in 2023.
Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (ASU 2022-02)
ASU 2022-02 modified guidance for troubled debt restructurings and expanded disclosure requirements to present write-off of financing receivables disaggregated by year of origination (i.e., vintage). We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements.
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 will no longer be available. The Company will continue to evaluate the impact of reference rate reform on contract modifications and hedging relationships.
Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method (ASU 2022-01)
ASU 2022-01 expanded the scope of financial assets that are qualified for use in a portfolio layer hedging strategy. We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements.
Recently Issued Accounting Standards
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value, and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 will require additional disclosures regarding segment expenses and additional information regarding the Company's Chief Operating Decision Maker. The ASU also clarifies the expanded disclosures will be applicable to entities with a single reportable segment. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2023-07 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”) in August 2018, which impacted the recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the LFPB, by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance amends the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.
The Company adopted the update effective as of January 1, 2023 and applied the retrospective method as of July 1, 2021, the date of the Sixth Street Acquisition. At the acquisition date, VOBA and negative VOBA balances were established for the difference between the fair value of the insurance contract assets and liabilities. Upon adoption, the LFPB and contractual features that meet the criteria for MRBs were adjusted to conform to LDTI, with an offsetting adjustment made to VOBA or negative VOBA. No adjustments were recorded to AOCI or retained earnings upon the initial adoption. As such, the Company retrospectively adjusted prior period amounts shown in the annual financial statements to reflect the new guidance.
The following table presents the Successor Company rollforward of life-contingent payout annuities from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	$14,613
Change in discount rate assumptions	(2,280)
Change in cash flow assumptions and other activity	(554)
Adjusted balance as of July 1, 2021	$11,779

Less: reinsurance recoverables	(2,938)
Adjusted balance as of July 1, 2021, net of reinsurance	$8,841
The previously reported and adjusted gross reserve balances in the table above exclude certain fully reinsured life-contingent payout annuities, traditional life insurance reserves, and other reserves of $0.9 billion and $1.1 billion, respectively.
The following table presents a rollforward of MRB liabilities associated with VA, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	$—
Addition of existing balances [1]	261
Fair value adjustments	399
Adjusted balance as of July 1, 2021	$660

Less: ceded market risk benefits [2]	(776)
Adjusted balance as of July 1, 2021, net of reinsurance	$(116)
[1]Associated reserves were previously recorded within reserve for future policy benefits and other policyholder funds and benefits payable on the balance sheets.
[2]Included within reinsurance recoverables on the balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table presents a rollforward of VOBA associated with VA and negative VOBA associated with life-contingent payout annuities, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

	Value of Business Acquired	Negative VOBA [1]
Balance, as of July 1, 2021	$565	$17
Establishment of market risk benefits	(200)
Change in discount rate assumptions for the liability for future policy benefits [2]		2,280
Change in cash flow assumptions and other activity for the liability for future policy benefits		554
Adjusted balance, as of July 1, 2021	$365	$2,851
[1]Included within other policyholder funds and benefits payable on the balance sheets.
[2]Relates to the change from a risk-free discount rate to a upper-medium grade (or low credit risk), fixed-income instrument yield.
The following table summarizes the effects of adoption on the applicable financial statement line items on the balance sheet as of December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Assets
Reinsurance recoverables	$40,400	$(1,177)	$39,223
Market risk benefits	—	325	325
Value of business acquired and deferred acquisition costs	518	(22)	496
Deferred income taxes	1,120	(241)	879
Other assets	453	(12)	441
Total assets	$152,866	$(1,127)	$151,739

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$21,432	$(2,694)	$18,738
Other policyholder funds and benefits payable	31,320	507	31,827
Market risk benefits	—	1,204	1,204
Funds withheld liability	10,485	(11)	10,474
Other liabilities	2,018	(1,037)	981
Total liabilities	152,510	(2,031)	150,479

Stockholder's Equity
Accumulated other comprehensive loss	(2,166)	507	(1,659)
Retained earnings	639	397	1,036
Total stockholder's equity	356	904	1,260

Total liabilities and stockholder's equity	$152,866	$(1,127)	$151,739

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Revenues
Premiums	$109	$(10)	$99
Policy charges and fee income	506	$3	509
Investment and derivative related losses, net	(10)	(66)	(76)
Total revenues	1,383	(73)	1,310

Benefits, Losses, and Expenses
Benefits and losses	606	(85)	521
Change in market risk benefits	—	(295)	(295)
Amortization value of business acquired and deferred acquisition costs	79	(18)	61
Total benefits, losses, and expenses	986	(398)	588

Income before income taxes	397	325	722

Income tax expense	38	69	107
Net income	$359	$256	$615

The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Revenues
Premiums	$31	$(5)	$26
Policy charges and fee income	410	24	434
Investment and derivative related losses, net	(20)	(30)	(50)
Total revenues	919	(11)	908

Benefits, Losses, and Expenses
Benefits and losses	285	(124)	161
Change in market risk benefits	—	2	2
Amortization value of business acquired and deferred acquisition costs	90	(66)	24
Insurance operating costs and other expenses	213	(1)	212
Total benefits, losses, and expenses	588	(189)	399

Income before income taxes	331	178	509

Income tax expense	51	37	88
Net income	$280	$141	$421

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$359	$256	$615

Other comprehensive loss
Unrealized loss on available-for-sale securities	(2,129)	(477)	(2,606)
Gain related to discount rate for reserve for future policy benefits	—	873	873
Gain related to credit risk for market risk benefits	—	96	96
Other comprehensive loss	(2,156)	492	(1,664)

Comprehensive loss	$(1,797)	$748	$(1,049)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$280	$141	$421

Other comprehensive income
Unrealized loss on available-for-sale securities	(10)	(6)	(16)
Gain related to discount rate for reserve for future policy benefits	—	(14)	(14)
Gain related to credit risk for market risk benefits	—	35	35
Other comprehensive income (loss)	(10)	15	5

Comprehensive income	$270	$156	$426
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$359	$256	$615
Adjustments to reconcile net income to net cash provided by operating activities
Investment and derivative related losses, net	10	66	76
Amortization of value of business acquired and deferred acquisition costs	79	(18)	61
Amortization of unearned revenue reserve	(33)	(35)	(68)
Deferred income tax expense	56	68	124
Interest credited on investment and universal life-type contracts	534	(53)	481
Change in market risk benefits	—	(295)	(295)
Other operating activities, net	(38)	(2)	(40)

Change in operating assets and liabilities
Reinsurance recoverables	(758)	17	(741)
Reserve for future policy benefits	230	(2)	228
Other assets and liabilities	93	(2)	91
Net cash provided by operating activities	$880	$—	$880

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$280	$141	$421
Adjustments to reconcile net income to net cash used for operating activities
Investment and derivative related losses, net	20	30	50
Amortization of value of business acquired and deferred acquisition costs	90	(66)	24
Amortization of unearned revenue reserve	—	—	—
Deferred income tax expense	138	36	174
Change in market risk benefits	—	2	2
Other operating activities, net	(208)	(65)	(273)

Change in operating assets and liabilities
Reinsurance recoverables	(63)	34	(29)
Reserve for future policy benefits	(40)	(113)	(153)
Other assets and liabilities	(132)	1	(131)
Net cash used for operating activities	$(376)	$—	$(376)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Available-for-Sale Debt Securities
The following table presents the balances of AFS debt securities, by major security type:

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2023 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

As of December 31, 2022 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$276	$—	$—	$(22)	$254
Collateralized loan obligations	703	—	—	(27)	676
Commercial mortgage-backed securities	1,724	—	1	(211)	1,514
Corporate bonds	12,565	—	2	(2,326)	10,241
Foreign government and agencies	377	—	—	(62)	315
Municipal bonds	1,309	—	—	(269)	1,040
Residential mortgage-backed securities	503	—	—	(86)	417
U.S. Treasury bonds	1,232	—	—	(306)	926
Total fixed maturities, available-for-sale	$18,689	$—	$3	$(3,309)	$15,383

The following table presents the balances of AFS debt securities, by contractual maturity:

	Successor Company
	As of December 31, 2023		As of December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$392	$378	$445	$437
Over one year through five years	2,305	2,178	2,392	2,214
Over five years through ten years	3,351	2,960	4,438	3,732
Over ten years	7,822	6,144	8,209	6,140
Structured securities	3,493	3,222	3,205	2,860
Total	$17,363	$14,882	$18,689	$15,383

Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e., prepayments or extensions).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2023 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2022 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$96	$(5)	$162	$(17)	$258	$(22)
Collateralized loan obligations	644	(27)	11	—	655	(27)
Commercial mortgage-backed securities	819	(102)	682	(109)	1,501	(211)
Corporate bonds	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government and agencies	185	(41)	128	(21)	313	(62)
Municipal bonds	859	(219)	180	(50)	1,039	(269)
Residential mortgage-backed securities	123	(20)	293	(66)	416	(86)
U.S. Treasury bonds	864	(293)	63	(13)	927	(306)
Total fixed maturities, available-for-sale	$10,249	$(2,251)	$4,931	$(1,058)	$15,180	$(3,309)

As of December 31, 2023, fixed maturities, AFS in an unrealized loss position consisted of 3,643 instruments and were primarily depressed due to increasing interest rates and/or widening credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2023, 67% of these fixed maturities were depressed less than 20% of cost or amortized cost.
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Sales
Sales of AFS debt securities in 2023 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management. Proceeds from sales of AFS debt securities were $1,304 for the year ended December 31, 2023 (Successor Company), $5,897 for the year ended December 31, 2022 (Successor Company), $2,372 for the period of December 31, 2021 (Successor Company) and $1,007 for the six months ended June 30, 2021 (Predecessor Company).
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The following presents a rollforward of the ACL for AFS debt securities, by major security type:

	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Total
Balance as of January 1, 2022 (Successor Company)	$—	$—	$—	$—
Initial credit losses	—	—	1	1
Write-offs	—	—	(1)	(1)
Balance as of December 31, 2022 (Successor Company) [1]	—	—	—	—

Initial credit losses	2	7	8	17
Reduction for sales	—	—	(1)	(1)
Balance at December 31, 2023 (Successor Company)[1]	$2	$7	$7	$16
[1]As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD AFS debt securities.

Net Investment Income
Net investment income by asset class consists of the following:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Fixed maturities [1]	$695	$620	$174	$243
Equity securities	11	10	10	2
Mortgage loans	80	74	32	45
Policy loans	90	82	36	40
Investment funds	116	168	259	216
Other investments [2]	(381)	(146)	1	1
Investment expense	(21)	(30)	(14)	(13)
Total net investment income	$590	$778	$498	$534
[1]    Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes the accretion using a risk-free rate on the book value of investment portfolios of modified coinsurance arrangements

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Investment and Derivative Related Losses, Net
Investment and derivative related losses, net by asset class consists of the following:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Available-for-sale debt securities
Gross gains on sales	1	2	14	55
Gross losses on sales	(194)	(532)	(20)	(8)
Net realized gain/loss on other disposals	(12)	—	—	—
Net realized investment related gains (losses) on available-for-sale debt securities	$(205)	$(530)	$(6)	$47

Provision for credit losses on fixed maturities, available-for-sale	(16)	(1)	—	—
Net recognized investment related losses on fair value option fixed maturities	(11)	(21)	—	—
Net realized investment related gains (losses) on equity securities	12	5	19	—
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	(8)	(24)	(3)	—
Provision for credit losses on mortgage loans	(11)	(3)	—	6
Net recognized investment related gains on fair value option investment funds	41	16	—	—
Embedded derivatives [1]	198	1,014	15	80
Freestanding derivatives [1]	(926)	(297)	(73)	(379)
Fixed indexed annuities hedge program	22	(247)	—	—
Other, net	(25)	12	(2)	4
Investment and derivative related losses, net	$(929)	$(76)	$(50)	$(242)
[1]     Refer to the Non-Qualifying Derivatives section of Note 4 - Derivatives for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Accrued Interest Receivable
Accrued interest receivable recorded in other assets on the balance sheets consists of the following, by asset class:

	Successor Company
	As of December 31,
	2023	2022
Available-for-sale debt securities	$161	$182
Mortgage loans	6	8

Mortgage Loans
The following table presents the Company’s mortgage loans, by geographic location:

	Successor Company
	December 31, 2023		December 31, 2022
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$87	4.3%	$74	2.9%
East South Central	34	1.7%	32	1.3%
Middle Atlantic	175	8.6%	194	7.7%
Mountain	176	8.6%	185	7.3%
New England	70	3.4%	82	3.2%
Pacific	462	22.6%	535	21.1%
South Atlantic	621	30.3%	694	27.4%
West North Central	40	1.9%	—	—%
West South Central	213	10.4%	180	7.1%
Other [1]	167	8.2%	559	22.0%
Total mortgage loans	$2,045	100%	$2,535	100%
[1]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following table presents the Company’s mortgage loans, by property type:

	Successor Company
	December 31, 2023		December 31, 2022
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Commercial
Industrial	$711	34.8%	$787	31.0%
Multifamily	617	30.2%	669	26.4%
Office	340	16.6%	383	15.1%
Retail	377	18.4%	443	17.5%
Single Family	—	—%	253	10.0%
Total mortgage loans	$2,045	100%	$2,535	100%

Allowance for Credit Losses
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in investment and derivative related losses, net. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2023 and 2022 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2023 and 2022 (Successor Company). In addition, as of December 31, 2023 and 2022 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract. As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following table presents a rollforward of the ACL for mortgage loans:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Beginning balance	$15	$12	$—	$17
Cumulative effect of pushdown accounting	—	—	12	—
Adjusted beginning balance ACL	15	12	12	17
Current-period provision	11	3	—	(6)
Ending balance	$26	$15	$12	$11

The increase in the allowance for the year ended December 31, 2023 (Successor Company) was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2023 (Successor Company) was 60%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.
The following represents the LTV ratio and DSCR for mortgage loans, by origination year:

As of December 31, 2023 (Successor Company)
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	19	372	351	72	192	1,039	2,045

Amortized cost for debt-service coverage ratios:
Greater than 1.50x	—	239	301	72	171	952	1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	19	372	351	72	192	1,039	2,045

Average loan-to-value for debt-service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	56.2%	56.3%	50.4%	54.0%

As of December 31, 2022 (Successor Company)
	2022	2021	2020	2019	2018	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$54	$—	$—	$—	$—	$41	$95
65% to 80%	10	21	14	27	116	60	248
Less than 65%	461	379	166	220	181	785	2,192
Total	525	400	180	247	297	886	2,535

Amortized cost for debt-service coverage ratios:
Greater than 1.50x	229	372	175	225	181	762	1,944
1.15x to 1.50x	27	28	—	14	74	122	265
0.95x to 1.15x	16	—	—	8	42	—	66
Less than 0.95x	—	—	5	—	—	2	7
Not applicable [1]	253	—	—	—	—	—	253
Total	525	400	180	247	297	886	2,535

Weighted average loan-to-value for debt-service coverage ratios:
Greater than 1.50x	51.1%	53.9%	34.4%	45.1%	51.7%	51.3%	49.6%
1.15x to 1.50x	29.2%	55.6%	—%	65.0%	65.4%	52.0%	54.4%
0.95x to 1.15x	50.1%	—%	—%	72.8%	71.7%	—%	66.7%
Less than 0.95x	—%	—%	50.0%	—%	—%	47.3%	50.8%
Not applicable [1]	60.9%	—%	—%	—%	—%	—%	60.9%
Weighted average	54.6%	54.0%	34.8%	47.1%	57.9%	51.4%	51.7%
[1]Represents certain construction and other mortgage loans in which rent is not collected.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2023 and 2022 (Successor Company), the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's balance sheets. As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:

	Successor Company
	As of December 31,
	2023	2022
Gross amounts recognized	$(421)	$(564)
Gross amounts not offset:
Financial instruments [1]	439	577
Net amount	$18	$13
[1]Included within fixed maturities and short-term investments on the Company's balance sheets.
Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2023 and 2022 (Successor Company), the fair value of securities on deposit was $22 and $20, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2023 and 2022, the Company did not hold any investment in a VIE for which it was the primary beneficiary.
The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIE included in investment funds on the Company's balance sheets is limited to $1,428 and $1,300, respectively. The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIEs included in fixed maturities on the Company's balance sheets is limited to $4,124 and $323, respectively. As of December 31, 2023 and 2022, the Company had outstanding commitments totaling $939 and $410, respectively, whereby the Company is committed to fund these investments and may be called by the VIE during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Equity Method Investments
The majority of the Company's investment funds, including hedge funds, mortgage and real estate funds, and private equity and other funds, are accounted for under the equity method of accounting. The Company recognized total equity method income of $116 and $168 for the years ended December 31, 2023 and 2022 (Successor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2023 (Successor Company) is limited to the total carrying value of $1.4 billion. In addition, the Company has outstanding commitments totaling approximately $559 related to as of December 31, 2023 (Successor Company).
For the year ended December 31, 2023 (Successor Company), aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income. Accordingly, the Company is disclosing summarized financial data in the subsequent table which reflects the latest available financial information. This aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.

	Successor Company
	As of December 31,
(in billions)	2023	2022
Total assets	$176.4	$172.7
Total liabilities	29.4	28.6
Net income	12.7	6.6
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's shareholder’s equity, other than the U.S. government and certain U.S. government agencies:

Market Value
Pacific Investment Management Inc.	$370
Morgan Stanley	263
Wells Fargo & Company	256
J.P. Morgan Chase & Co.	229
Citigroup	180
Madison Capital Funding	179
Deutsche Telekom	157
Strategic Partners Fund VIII L.P.	145
Bank Of America Corp.	134
UBS	128
Comm Mortgage Trust	115
HSBC Holdings Plc	113
Goldman Sachs Group Inc.	105

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2023 (Successor Company), there were no interest rate swaps in offsetting relationships and as of December 31, 2022 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.
Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2023 and 2022 (Successor Company), the Company had approximately $877 and $645, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the reinsured liabilities which are generally measured on a statutory basis and equivalent to the book value of the identified invested assets which support the reinsured reserves. The identified underlying is the total return on the identified invested assets which support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.

	Notional Amount	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Notional Amount	Fair Value
		Net	Assets	Liabilities
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597

As of December 31, 2022
Designated and qualifying as hedges
Cash flow hedges [1]
Interest rate swaps	$250	$—	$—	$—

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	726	129	(597)
Fixed indexed annuities [2] [3]	—	(81)	243	324
Other [2] [3]	—	—	(29)	(29)
Total embedded derivatives	—	645	343	(302)

Freestanding derivatives [1]
Variable annuities macro hedge program	22,823	211	506	295
Foreign currency swaps and forwards	161	15	16	1
Interest rate swaps, swaptions, and futures	1,363	(1)	3	4
Credit derivatives	500	4	4	—
Total freestanding derivatives	24,847	229	529	300

Total not designated as hedges	24,847	874	872	(2)

Total derivatives	$25,097	$874	$872	$(2)
[1]Represents the gross fair value of freestanding derivatives excluding collateral and accrued income which are recorded in other investments and other liabilities on the balance sheets.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable.
Offsetting of Derivative Assets/Liabilities
The following table presents the gross fair value amounts, inclusive of income accruals, amounts offset, and the net position of derivative instruments eligible for offset on the Company's balance sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under US GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:

	As of December 31, 2023		As of December 31, 2022
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$202	$(386)	$529	$(300)
Gross amounts offset [2]	(167)	329	(446)	195
Net amount presented [3]	35	(57)	83	(105)

Gross amounts not offset:
Cash collateral [2]	(30)	30	—	—
Net amount	5	(27)	83	(105)

Off-balance sheet securities collateral [4]	(1)	58	(68)	103
Net amount	$4	$31	$15	$(2)
[1]Represents the fair value of freestanding derivatives inclusive of accrued income.
[2]Excludes collateral associated with exchange-traded derivative instruments included in other assets.
[3]Derivative assets and liabilities, including cash collateral and accrued interest, are presented on the Company's balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral received excludes initial margin and is not recognized on our balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to redeem the pledged asset.
Refer to Note 3 - Investments for the effect of rights of set-off associated with repurchase agreements.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2023 (Successor Company), there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 18 - Accumulated Other Comprehensive Income (Loss) for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Non-Qualifying Derivatives
For non-qualifying, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment and derivative related losses, net as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Embedded derivatives
Modified coinsurance	$247	$809	$15	$22
Fixed indexed annuities	(54)	200	—	—
GMWB reinsurance contracts	—	—	—	(24)
GMWB and other products	5	5	—	82
Total embedded derivatives	198	1,014	15	80

Freestanding derivatives
Variable annuities macro hedge program	(897)	(1)	(100)	(301)
Foreign currency swaps and forwards	(1)	7	5	(2)
Interest rate swaps, swaptions, and futures	(40)	(306)	21	(76)
Credit derivatives	12	3	1	—
Total freestanding derivatives	(926)	(297)	(73)	(379)

Total	$(728)	$717	$(58)	$(299)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [1]		Offsetting Notional Amount	Offsetting Fair Value
				Type	Average Credit Rating
Basket credit default swaps [3] with investment grade risk exposure:
As of December 31, 2023	$500	$10	5 years	Corporate Credit	BBB+	$—	$—
As of December 31, 2022	$500	$4	5 years	Corporate Credit	BBB+	$—	$—
[1]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2023 and 2022 (Successor Company), the Company pledged cash collateral with a fair value of $265 and $5, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's balance sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2023 and 2022 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $58 and $106, respectively, which have been included in fixed maturities, AFS on the balance sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $42 and $15, respectively, which is recorded in other investments or other assets on the Company's balance sheets. As of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $130 and $187, respectively, which are included within fixed maturities, AFS on the Company's balance sheets.
As of December 31, 2023 and 2022 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $89 and $262, respectively, which was invested and recorded on the balance sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2023 and 2022 (Successor Company) with a fair value of $1 and $79, respectively, which the Company has the right to sell or repledge. As of December 31, 2023 and 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
Net Asset Value ("NAV") – Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it’s determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.
The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
As of December 31, 2023
Assets
Fixed maturities
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Total fixed maturities	15,106	—	—	13,182	1,924

Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

Other investments
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments	1,181	—	661	52	468

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Reinsurance recoverable for FIA embedded derivative	406	—	—	—	406
Ceded other embedded derivative	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivative	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Other liabilities
Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823

As of December 31, 2022
Assets
Fixed maturities
Asset-backed securities	$254	$—	$—	$213	$41
Collateralized loan obligations	676	—	—	567	109
Commercial mortgage-backed securities	1,514	—	—	1,237	277
Corporate bonds	10,241	—	—	9,622	619
Foreign government and agencies	315	—	—	311	4
Municipal bonds	1,040	—	—	1,039	1
Residential mortgage-backed securities	417	—	—	400	17
U.S. Treasury bonds	926	—	—	926	—
Total fixed maturities, available-for-sale	15,383	—	—	14,315	1,068

Fair value option fixed maturities	331	—	—	25	306
Total fixed maturities	15,714	—	—	14,340	1,374

Equity securities	179	—	—	155	24

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Investment funds	58	—	—	—	58

Other investments
Freestanding derivatives [1]	83	(112)	—	40	155

Short-term investments	1,489	—	742	610	137
Reinsurance recoverables
Fixed indexed annuities hedge program	49	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	243	—	—	—	243
Funds withheld embedded derivative	129	—	—	129	—
Ceded other embedded derivatives	(29)	—	—	—	(29)
Ceded market risk benefits	894	—	—	—	894
Total reinsurance recoverables	1,286	—	—	129	1,157

Market risk benefits	325	—	—	—	325
Separate account assets	87,255	288	53,775	33,139	53
Total assets	$106,389	$176	$54,517	$48,413	$3,283

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$324	$—	$—	$—	$324
Other embedded derivative	(29)	—	—	—	(29)
Total other policyholder funds and benefits payable	295	—	—	—	295

Market risk benefits	1,204	—	—	—	1,204

Funds withheld liability
Modified coinsurance embedded derivative	(597)	—	—	(597)	—
Fixed indexed annuities hedge program retrocession	37	—	—	—	37
Total funds withheld liability	(560)	—	—	(597)	37

Other liabilities
Freestanding derivatives [1]	105	139	—	(41)	7

Total liabilities	$1,044	$139	$—	$(638)	$1,543
[1]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 - Derivatives for additional information regarding offsetting of derivatives.
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for level 2 and level 3 fair value measurements are described below.
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
There are no primary observable inputs.
Primary unobservable inputs include: prices of privately traded securities; and characteristics of privately traded securities, including yield, duration and spread duration. For equity method investments not held at fair value, the carrying value of the investment is based on the latest capital statement received by the Company for their investment.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
Interest Rate Derivatives
Primary observable inputs include the swap yield curve.
Primary unobservable inputs include: independent broker quotes; interest rate volatility; and the swap curve beyond 30 years.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV 34% and 53% were subject to significant liquidation restrictions as of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), respectively. As of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), there were no investment funds that did not allow any form of redemption.
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
The following summarizes the significant unobservable inputs for level 3 fixed maturities, freestanding derivatives, and FIA embedded derivatives:

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations [3]:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds [3]:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities [3]:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program [3]:
$(2)	Option model	Equity volatility	10.81% to 31.73%	17.9%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
$84		Interest rate volatility	0.22% to 2.86%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease

As of December 31, 2022
Collateralized loan obligations [3]:
$109	Discounted cash flows	Spread	55 bps to 337 bps	325bps	Decrease

Commercial mortgage-backed securities:
$277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419 bps to 1,001 bps	534bps	Decrease

Corporate bonds [3]:
$901	Discounted cash flows	Spread	71 bps to 719 bps	309bps	Decrease

Residential mortgage-backed securities [3]:
$13	Discounted cash flows	Spread [5]	62 bps to 227 bps	138bps	Decrease
		Constant prepayment rate [5]	2% to 10%	6.0%	Decrease
		Constant default rate [5]	1% to4%	2.0%	Decrease
		Loss severity [5]	10% to 65%	25.0%	Decrease

Variable annuities macro hedge program [3]:
$65	Option model	Equity volatility	18% to 64%	26.0%	Increase
97		Interest rate volatility	1% to 1%	1.0%	Increase

Fixed indexed annuities embedded derivatives:
$324		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	1.0%to 25.0%	6.5%	Decrease
		Option budgets [8]	0.5% to 3.8%	1.6%	Increase
		Credit standing adjustment [9]	0.4% to 3.1%	1.7%	Decrease
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]Excludes securities for which the Company bases fair value on broker quotations.
[4]Decrease for above market rate coupons and increase for below market rate coupons.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
The following tables present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis. Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income (Loss)	Other Comprehensive Loss [2]
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments	137	—	—	368	(37)	468
Fixed indexed annuities hedge program [1]	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$—	$(2)	$46	$(3)	$41
Collateralized loan obligations	159	—	(1)	26	(75)	109
Commercial mortgage-backed securities	276	—	(26)	34	(7)	277

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income (Loss)	Other Comprehensive Loss [2]
Corporate bonds	665	(2)	(43)	(15)	14	619
Foreign government and agencies	—	—	(1)	5	—	4
Municipal bonds	1	—	—	—	—	1
Residential mortgage-backed securities	74	—	(1)	(23)	(33)	17

Fair value option fixed maturities	—	(21)	—	327	—	306
Equity securities	21	6	—	(3)	—	24
Investment funds	—	16	—	42	—	58
Embedded derivatives [1]:
Fixed indexed annuities	(524)	200	—	262	(19)	(81)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	22	—	(22)	—	—
Variable annuities macro hedge program	(188)	74	—	262	—	148
						—
Short-term investments	75	—	—	112	(50)	137
Fixed indexed annuities hedge program [1]	—	(22)	—	34	—	12
Ceded market risk benefits	737	157	—	—	—	894
Separate account assets	79	(2)	—	76	(100)	53
[1]Derivative instruments and the FIA hedge program are reported in this table on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.
The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income (loss) as shown in the table above:

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [2]	—	3	—	3

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Corporate bonds	$(2)	$—	$—	$(2)

Fair value option fixed maturities	—	(21)	—	(21)
Equity securities	—	6	—	6
Investment funds	—	16	—	16
Embedded derivatives:
Fixed indexed annuities	—	200	—	200
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	22	—	22
Variable annuities macro hedge program	—	74	—	74

Fixed indexed annuities hedge program	—	(22)	—	(22)
Ceded market risk benefits	—	—	157	157
Separate account assets [2]	—	(2)	—	(2)
[1]The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs and benefits and losses for FIA embedded derivatives.
The following represents the gross components of net purchases, sales, and settlements, and net transfers shown above:

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	—	—	—
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments	528	(160)	—	368	—	(37)	(37)
Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	$123	$—	$(126)	$(3)	$43	$(48)	$(5)

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Asset-backed securities	$52	$(6)	$—	$46	$—	$(3)	$(3)
Collateralized loan obligations	80	(54)	—	26	—	(75)	(75)
Commercial mortgage-backed securities	68	(34)	—	34	—	(7)	(7)
Corporate bonds	132	(137)	(10)	(15)	20	(6)	14
Foreign government and agencies	5	—	—	5	—	—	—
Municipal bonds	—	—	—	—	—	—	—
Residential mortgage-backed securities	22	(26)	(19)	(23)	—	(33)	(33)

Fair value option fixed maturities	327	—	—	327	—	—	—
Equity securities	8	(11)	—	(3)	—	—	—
Investment funds	42	—	—	42	—	—	—
Embedded derivatives:
Fixed indexed annuities	291	(29)	—	262	(41)	22	(19)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(22)	—	(22)	—	—	—
Variable annuities macro hedge program	351	(89)	—	262	—	—	—

Short-term investments	192	(80)	—	112	—	(50)	(50)
Fixed indexed annuities hedge program	86	(52)	—	34	—	—	—
Separate account assets	$99	$—	$(23)	$76	$—	$(100)	$(100)
The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income (loss) and OCI:

	Year Ended December 31,
	2023		2022
	Net Income (Loss)	Other Comprehensive Loss [1]	Net Income (Loss)	Other Comprehensive Loss [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(2)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Year Ended December 31,
	2023		2022
	Net Income (Loss)	Other Comprehensive Loss [1]	Net Income (Loss)	Other Comprehensive Loss [1]
Collateralized loan obligations	—	—	—	(1)
Commercial mortgage-backed securities	—	(2)	—	(26)
Corporate bonds	—	(171)	(2)	(43)
Residential mortgage-backed securities	—	—	—	(2)

Fair value option fixed maturities	9	—	(21)	—
Investment funds	(22)	—	16	—
Embedded derivatives:
Other	5	—	5	—

Freestanding derivatives:
Interest rate derivatives	(11)	—	(3)	—
Variable annuities macro hedge program	(216)	—	42	—

Fixed indexed annuities hedge program	22	—	(22)	—
Ceded market risk benefits	(246)	—	157	—
Separate account assets	$3	$—	$(2)	$—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.
The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:

		As of December 31,
	Fair Value Hierarchy Level	2023		2022
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,528	$1,528	$1,495	$1,495
Mortgage loans	Level 3	2,019	1,814	2,520	2,232

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,921	$8,305	$10,675	$8,666
Funds withheld liability	Level 2	10,367	10,367	11,034	11,034
[1]This amount includes contracts accounted for as investment contracts in the scope of ASC 944 and excludes contracts accounted for as insurance contracts, such as our group accident and health, universal life insurance contracts, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance
The Company assumes reinsurance from unaffiliated insurers to provide our counterparties with risk management solutions. In addition, the Company cedes reinsurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
The following summarizes premiums, policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Premiums, policy charges and fee income
Direct	$2,212	$2,283	$1,197	$1,210
Reinsurance assumed	413	210	69	64
Reinsurance ceded	(1,891)	(1,885)	(806)	(812)
Total premiums, policy charges and fee income	$734	$608	$460	$462
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,670 and $1,648 for the years ended December 31, 2023 and 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $958 for the six months ended June 30, 2021 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with VA and the associated GMDB and GMWB risks.
Assumed Reinsurance
Guardian
On November 1, 2022, the Company entered into a reinsurance agreement with Guardian to reinsure $7.1 billion in VA reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and 100% of $6.7 billion in separate account assets and liabilities, as well as the associated MRB on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from Guardian upon closing, relating to a ceding commission of $65 and cash settlements. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction. The separate account assets and liabilities are reported on a net basis on the Company's balance sheets and the Company earns income on the assumed separate account assets.
The following table summarizes the impacts of the Guardian transaction at inception:

Liabilities assumed	$481
Less: ceding commission received and other settlements	(65)
Less: assets received	(464)
Net gain on reinsurance	$(48)

Unearned revenue reserve	48
Allianz
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz to assume approximately $8 billion of FIA reserves. Certain of the FIA contracts included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance (continued)
The following table summarizes the impacts of the Allianz transaction on the Successor Company:

Liabilities assumed [1]	$7,355
Net ceding commission paid	866
Less: assets received	(8,849)
Net gain on reinsurance	$(628)

Unearned revenue reserve	628
[1]Includes certain adjustments to FIA MRBs of approximately $0.8 billion.
As part of the Allianz reinsurance transaction, the Company maintains a coinsurance trust for the benefit of Allianz. As of
December 31, 2023, there was $6.4 billion of fixed income securities, $58 of short-term investments and $202 of cash in the coinsurance trust. As of December 31, 2022, there were $6.2 billion of fixed income securities, $199 of short-term investments and $130 of cash in the coinsurance trust.
Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The following summarizes reinsurance recoverables by reinsurer for the Successor Company:

	As of December 31,
	2023	2022
Prudential Financial, Inc. [1]	$14,383	$14,313
Massachusetts Mutual Life Insurance Company [1]	5,967	6,672
Commonwealth Annuity and Life Insurance Company [1]	6,531	7,243
TR Re [2]	9,468	9,613
Other reinsurers	1,375	1,403
Gross reinsurance recoverables	37,724	39,244

Allowance for credit losses	(18)	(21)
Reinsurance recoverables, net	$37,706	$39,223
[1]The Company's obligations to its direct policyholders that have been reinsured are primarily secured by invested assets held in trust.
[2]The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.
Affiliated Reinsurance
On December 31, 2022 (Successor Company), the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $511.
On December 31, 2021 (Successor Company), the Company reinsured certain payout and VA business to TR Re on a modified coinsurance and coinsurance funds withheld basis. As a result of the reinsurance agreement, the Company recorded a deferred loss of $129.
The following presents the impacts from affiliated reinsurance on the Successor Company's statements of operations:

	Years Ended December 31,
	2023	2022
Revenues
Premiums	$(56)	$(27)
Policy charges and fee income	(304)	(320)
Net investment income	(380)	(136)
Investment related gains	361	696
Total revenues	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(276)	(117)
Change in market risk benefits	77	4
Amortization of deferred acquisition costs	14	19
Insurance operating costs and other expenses	(136)	(119)
Total benefits, losses and expenses	(321)	(213)

Income (loss) before income taxes	(58)	426

Income tax expense (benefit)	(12)	90
Net income (loss)	$(46)	$336
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the statements of operations from the Company's affiliated reinsurance arrangement entered into in 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances
The following presents a Successor Company rollforward of DAC by product and VOBA associated with VA:

	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2022	$94	$112	$—	$341	$547
Additions	—	—	22	—	22
Amortization	(12)	(7)	—	(42)	(61)
Impact of reinsurance	—	—	(12)	—	(12)
Balance as of December 31, 2022	82	105	10	299	496

Balance as of January 1, 2023	82	105	10	299	496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	$70	$100	$25	$262	$457

The following presents a Successor Company rollforward by product of negative VOBA:

	Fixed Annuities [1]	Payout Annuities [2]	Corporate Owned Life Insurance [1]	Total
Balance as of January 1, 2022	$939	$2,782	$195	$3,916
Additions	—	—	—	—
Amortization	(136)	(137)	(32)	(305)
Balance as of December 31, 2022	803	2,645	163	3,611
Less: reinsurance recoverables	(670)	(939)	—	(1,609)
Balance as of December 31, 2022, net of reinsurance	133	1,706	163	2,002

Balance as of January 1, 2023	803	2,645	163	3,611
Additions	—	—	—	—
Amortization	(141)	(133)	(29)	(303)
Balance as of December 31, 2023	662	2,512	134	3,308
Less: reinsurance recoverables	(552)	(893)	—	(1,445)
Balance as of December 31, 2023, net of reinsurance	$110	$1,619	$134	$1,863
[1]Recorded in other policyholder funds and benefits payable on the balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the balance sheets. Reinsurance balances are included in reinsurance recoverables.
`

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Successor Company rollforward of URR, by product, as well as other balances amortized on a basis consistent with DAC, which are included in other policyholder funds and benefits payable and other liabilities, respectively, on the balance sheets:

	Unearned Revenue Reserves				Other Balances [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2022	$—	$628	$76	$704	$845
Additions	48	511	—	559	—
Amortization	(1)	(62)	(5)	(68)	(76)
Balance as of December 31, 2022	47	1,077	71	1,195	769

Additions	—	—	—	—	36
Amortization	(5)	(109)	(4)	(118)	(74)
Balance as of December 31, 2023	$42	$968	$67	$1,077	$731
[1]    Relates to adjustments associated with FIA MRBs recorded in other policyholder funds and benefits payable.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2023 and 2022 (Successor Company). There were no additions or impairments recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company).
The following presents the Company‘s amortizing internally developed software recorded in Goodwill and other intangible assets, net on the balance sheets:

	As of December 31,
	2023	2022
Gross carrying amount	$41	$41
Accumulated amortization	(15)	(9)
Net carrying value	$26	$32
The total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the statements of operations was $6 and $6 for the years ended December 31, 2023 and 2022, respectively (Successor Company), $3 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $3 for the six months ended June 30, 2021 (Predecessor Company).
As of December 31, 2023, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:

Year Ended December 31,
2024	$6
2025	6
2026	6
2027	6
2028	2
Indefinite-lived other intangible assets consisting of state insurance licenses were $26 and $26 as of December 31, 2023 (Successor Company) and 2022 (Successor Company). No additions or impairments were recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Separate Accounts
The following table presents the aggregate fair value of assets, by major investment asset category, supporting separate accounts:

	As of December 31,
	2023	2022
Fixed maturities	$28,283	$27,485
Equity securities (including mutual funds)	55,678	53,832
Cash and cash equivalents	2,521	1,722
Short-term investments	1,001	2,184
Investment receivables, net [2]	1,814	1,751
Other invested assets [1]	217	281
Separate account assets	$89,514	$87,255
[1]Primarily relates to investments in hedge funds.
[2]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.

The following table presents a rollforward of separate account liabilities by product:

	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2022	$34,985	$48,497	$28,110	$111,592
Premiums and deposits	233	277	713	1,223
Policy charges	(451)	(643)	(280)	(1,374)
Surrenders and withdrawals	(3,081)	(169)	(2,061)	(5,226)
Benefit payments	(137)	(345)	(131)	(613)
Investment performance	(5,442)	(4,926)	(4,905)	(15,273)
Net transfers from (to) general account	51	(2,693)	(284)	(2,926)
Other	(9)	—	(54)	(63)
Balance as of December 31, 2022	$26,149	$39,998	$21,108	$87,255

Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Cash surrender value [2] as of:
December 31, 2022	26,081	36,192	21,094	83,367
December 31, 2023	26,948	37,731	22,053	86,732
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]CSV represents the amount of the contractholders’ account balance distributable at the consolidated balance sheet date, less certain surrender charges.
Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $6.4 billion and $6.6 billion as of December 31, 2023 and 2022, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Reserves for Future Policy Benefits

The following table summarizes the Company’s reserve for future policy benefits recognized on the consolidated balance sheets:

	As of December 31,
	2023	2022
Life-contingent payout annuities [1]	$8,674	$8,560
Additional liabilities for other insurance benefits	6,787	6,253
Deferred profit liability	119	37
Negative VOBA [2]	2,512	2,645
Other reserves [3]	1,287	1,243
Reserve for future policy benefits	$19,379	$18,738
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[3]Represents reserves for fully reinsured traditional life insurance of $0.8 billion December 31, 2023 and 2022, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.
Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability. There were no significant changes in inputs or assumptions made in 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Reserves for Future Policy Benefits (continued)
The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2023	2022
Beginning balance	$8,335	$11,617
Beginning balance at original discount rate	11,048	11,571
Effect of actual variances from expected experience due to mortality	(17)	2
Effect of changes in cash flow assumptions	(90)	(23)
Adjusted beginning balance at original discount rate	10,941	11,550

Issuances [1]	147	138
Interest accrual [2]	127	62
Benefit payments	(697)	(702)
Ending balance at original discount rate	10,518	11,048

Cumulative effect of changes in discount rate assumptions	(2,059)	(2,713)
Ending balance	8,459	8,335

Other business [3]	215	225
Adjusted ending balance	8,674	8,560

Less: reinsurance recoverables	(5,083)	(4,992)
Adjusted ending balance, net of reinsurance	$3,591	$3,568
[1]Issuances are included within premiums in the statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.
The following is a reconciliation of premiums to the statements of operations:

	Year Ended December 31,
	2023	2022
Life-contingent payout annuities	$147	$138
Reconciling items [1]	(59)	(39)
Total premiums	$88	$99
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured premiums.
The following presents supplemental disclosures related to the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2023	2022
Undiscounted expected future benefits and expenses	$18,127	$18,696

Weighted-average duration of the liability (in years)	11.9	11.7
Weighted-average interest accretion rate	1.3%	0.6%
Weighted-average discount rate	4.9%	5.3%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2023	2022
Policyholder account balances [1]	$28,107	$30,364
Unearned revenue reserves [2]	1,077	1,195
Negative VOBA [2]	796	966
Other reserves [3]	(478)	(698)
Other policyholder funds and benefits payable	$29,502	$31,827
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of URR and negative VOBA.
[3]Includes the following items which are excluded from the subsequent tables:
•the FIA embedded derivative and unaccreted host contract adjustments;
•adjustments associated with FIA MRBs; and
•the embedded derivative associated with the index-linked features of certain fully reinsured UL products.
Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives and Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of adjustments associated with FIA MRBs.
The following presents a rollforward of the policyholder account value, by product:

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2022	$2,649	$3,069	$7,241	$2,367	$1,957	$17,283
Deposits	447	1	188	233	—	869
Policy charges	(1)	—	(12)	—	(22)	(35)
Surrenders and other benefits	(291)	(420)	(661)	(332)	(125)	(1,829)
Transfers from (to) separate accounts	33	—	—	9	55	97
Interest credited	82	82	71	32	93	360
Other	1	—	21	—	1	23
Balance as of December 31, 2022	2,920	2,732	6,848	2,309	1,959	16,768

Other business [1]	—	812	—	—	12,784	13,596
Adjusted balance	$2,920	$3,544	$6,848	$2,309	$14,743	$30,364

Less: reinsurance recoverables	(1,169)	(3,054)	(4,946)	(1,723)	(12,940)	(23,832)
Adjusted balance, net of reinsurance	$1,751	$490	$1,902	$586	$1,803	$6,532

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	$16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from (to) separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

Less: reinsurance recoverables	(993)	(2,640)	(4,764)	(1,574)	(11,925)	(21,896)
Adjusted balance, net of reinsurance	$1,477	$406	$1,822	$687	$1,819	$6,211
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were reinsured prior to 2022.
The following table presents the weighted-average crediting rate, NAR, and CSV for PABs, by product:

	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	$2,456	$2,198	$6,437	$—	$521	$11,612

As of December 31, 2022
Weighted-average crediting rate	3.1%	2.8%	1.0%	1.4%	4.8%	2.2%
Net amount at risk [1]	$—	$—	$—	$—	$947	$947
Cash surrender value [2]	$2,910	$2,649	$6,696	$—	$532	$12,787
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the consolidated balance sheet date, less certain surrender charges.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable (continued)
The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums.

	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Deferred Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

As of December 31, 2022
Variable Annuities	Less than 2.0%	$175	$20	$—	$—	$195
	2.0% - 4.0%	2,544	178	3	—	2,725
	Greater than 4.0%	—	—	—	—	—
	Total	2,719	198	3	—	2,920

Fixed Deferred Annuities	Less than 2.0%	13	3	2	—	18
	2.0% - 4.0%	2,634	35	38	—	2,707
	Greater than 4.0%	7	—	—	—	7
	Total	2,654	38	40	—	2,732

Fixed Indexed Annuities	Less than 2.0%	160	1	88	136	385
	2.0% - 4.0%	857	6	12	—	875
	Greater than 4.0%	—	—	—	—	—
	Total	1,017	7	100	136	1,260

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	749	—	—	—	749
	Greater than 4.0%	1,210	—	—	—	1,210
	Total	$1,959	$—	$—	$—	$1,959

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits
The following table presents a reconciliation of the gross MRB, by product and asset and liability position:

	As of December 31,
	2023			2022
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$576	$2	$578	$321	$4	$325
Liability position	529	545	1,074	711	493	1,204
Net asset	$47	$—	$—	$—	$—	$—
Net liability	$—	$543	$496	$390	$489	$879
The following table presents a rollforward of the net MRB liability, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2022	$617	$845	$1,462
Balance at January 1, 2022, before effect of changes in the instrument-specific credit risk	661	845	1,506
Issuances	10	—	10
Interest accrual	9	15	24
Attributed fees collected	232	8	240
Benefit payments	(109)	(72)	(181)
Effect of changes in interest rates	(709)	(248)	(957)
Effect of changes in equity markets	477	(40)	437
Effect of changes in equity index volatility	120	1	121
Actual policyholder behavior different from expected behavior	(142)	11	(131)
Effect of changes in future expected policyholder behavior	5	—	5
Effect of changes in other future expected assumptions	(30)	(1)	(31)
Balance as of December 31, 2022, before effect of changes in the instrument-specific credit risk	$524	$519	$1,043

Cumulative effect of changes in the instrument-specific credit risk	(134)	(30)	(164)
Balance as of December 31, 2022	$390	$489	$879

Less: ceded market risk benefits	(527)	(367)	(894)
Balance as of December 31, 2022, net of reinsurance	$(137)	$122	$(15)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

Less: ceded market risk benefits	(240)	(408)	(648)
Balance, net of reinsurance	$(287)	$135	$(152)

The following table presents the NAR and weighted average attained age of contractholders for MRBs, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2022
Net amount at risk [1]	$976	$213	$1,189
Weighted average attained age of contractholders (in years)	74.1	71.8	72.8

As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, the net amount at risk is based on the benefit with the highest net amount at risk. The VA net amount at risk represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA net amount of risk represents the withdrawal portion of the contract. The total represents the combined net amount at risk of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. Many of these assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)
classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and pricing assumptions, which are updated for actual experience, if necessary.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization, and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company and reinsurer for the Company's reinsurance transaction.
The following table summarizes the unobservable inputs for MRBs, net of reinsured balances (refer to Note 5 - Fair Value Measurements for a rollforward of ceded MRBs):

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	0.0% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Increase
		Mortality rate [7]	0.0% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]

As of December 31, 2022
Variable annuities (net of reinsurance):
$(137)	Discounted cash flows	Withdrawal utilization [2]	1.8% to 63.0%	22.5%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.0%	Increase
		Lapse rates [4]	0.0% to 40.0%	4.5%	Decrease
		Market volatility [5]	18.5% to 28.4%	23.3%	Increase
		Nonperformance risk [6]	0.4% to 3.2%	2.2%	Decrease
		Mortality rate [7]	0.0% to 100.0%	1.3%	Decrease
Fixed indexed annuities:
$122	Discounted cash flows	Withdrawal utilization [2]	0.0% to 29.1%	3.5%	Increase
		Withdrawal rates [3]	0.0% to 20.0%	5.6%	Increase
		Lapse rates [4]	0.5% to 36.0%	4.6%	Decrease
		Market volatility [5]	4.5% to 23.6%	15.8%	Increase
		Nonperformance risk [6]	0.4% to 3.2%	2.2%	Increase
		Mortality rate [7]	0.0% to 39.8%	3.1%	Decrease
		Option budgets [8]	0.5% to 3.8%	2.0%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2023 (Successor Company), the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Income Taxes

The following table presents the components of income tax expense (benefit) reported in the Company consolidated statements of operations:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Income Tax Expense (Benefit)	2023	2022
Current - U.S. Federal	$(2)	$(17)	$(86)	$—
Deferred - U.S. Federal	(37)	124	174	30
Total income tax (benefit) expense	$(39)	$107	$88	$30
Deferred tax assets and liabilities on the consolidated balance sheet consist of the following:

	Successor Company
	December 31, 2023	December 31, 2022
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$142	$129
VOBA and reserves	174	141
Net operating loss carryover	28	1
Employee benefits	4	4
Foreign tax credit carryover	22	16
Net unrealized loss on investments	523	703
Deferred reinsurance gain	239	264
Total deferred tax assets	1,132	1,258
Valuation Allowance	—	—
Net Deferred Tax Assets	1,132	1,258
Deferred Tax Liabilities
Investment related items	(295)	(366)
Other	(9)	(13)
Total deferred tax liabilities	(304)	(379)
Net deferred tax asset	$828	$879
The statute of limitations on the examination of federal tax returns is closed through the 2019 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2023 and 2022, the Company had no reserves for uncertain tax positions. As of December 31, 2023 and 2022, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2023 and 2022, the period of July 1, 2021 to December 31, 2021, and the six months ended June 30, 2021. The Company had no interest payable as of December 31, 2023 and 2022. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit related to NOLs of $132 and $3, respectively. The NOLs were generated in 2018 and subsequent years. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2023 and 2022, $62 and $3, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $22 and $16, respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Tax provision at U.S. Federal statutory rate	$1	$152	$107	$45
Dividends received deduction ("DRD")	(34)	(38)	(16)	(14)
Foreign related investments	(6)	(7)	(2)	(1)
Other	—	—	(1)	—
Provision for income taxes	$(39)	$107	$88	$30
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.
Corporate Alternative Minimum Tax ("CAMT")
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion ("applicable corporations"). The Company has determined that it is not an applicable corporation and therefore not subject to CAMT for the period ending December 31, 2023. Since enactment of the CAMT, the US Treasury Department and the IRS continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in two putative class action lawsuits in the United States District Courts for the District of Connecticut and the District of Massachusetts. These cases are captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. (CT) and Guitang v. Talcott Resolution Life Insurance Company (MA). The lawsuits relate to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI has used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. Plaintiffs seek to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiffs allege that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaints assert claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend these actions.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Unfunded Commitments
As of December 31, 2023, the Company had outstanding commitments totaling $1,055, of which $559 was committed to investment funds, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $380 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $116 are related to mortgage loans.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets. As of December 31, 2023 and 2022 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2023 and 2022 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Commitments and Contingencies (continued)
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2023 (Successor Company) was $294. Of this $294, the legal entities have posted collateral of $461 in the normal course of business. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Related Party Transactions

Intercompany Liquidity Agreements
In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. As of December 31, 2023 and 2022 (Successor Company), the Company did not borrow any amounts under the intercompany liquidity agreements.
As of December 31, 2023 (Successor Company), the Company’s affiliate had outstanding amounts borrowed of $440 from the Company. During 2023, an affiliate repaid $160 associated with previously issued loans.
Parent Company Transactions
As of December 31, 2023 and 2022 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the years ended December 31, 2023 and 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $52, $53 and $14, respectively.
For information related to affiliated reinsurance arrangements with the Company's parent company, TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 6 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 17 - Statutory Results of Notes to Consolidated Financial Statements.
Sixth Street Transactions
As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates.
The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the years ended December 31, 2023 and 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $2, $1 and $0, respectively. As of December 31, 2023 and 2022 (Successor Company), amounts payable under the agreements were $1 and $0, respectively.
For the years ended December 31, 2023 and 2022 (Successor Company), the Company made certain investments totaling $87 and $12, respectively, that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2023 and 2022 (Successor Company), outstanding commitments for these investments were $118 and $49, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
17. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income (loss) and statutory capital for the Company's U.S. insurance subsidiaries are as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Combined statutory net income (loss)	$48	$441	$(426)	$(2)

	Successor Company
	As of December 31,
	2023	2022
Statutory capital [1]	$2,188	$2,738
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $27 and $40 as of December 31, 2023 and 2022 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2023 and 2022 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
17. Statutory Results (continued)
Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
The Company is permitted to pay up to a maximum of $571 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $429 in dividends, as determined by the above mentioned insurance regulations.
On July 6, 2023 (Successor Company), TL's subsidiary declared and paid TL a dividend of $95 and the Company declared and paid a $575 dividend to its parent, TR Re.
On December 29, 2023 (Successor Company), the Company's subsidiary, American Maturity Life Insurance Company ("AML"), declared and paid TL a dividend of $36.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
18. Changes in and Reclassifications From Accumulated Other Comprehensive Income

The following provides the details and changes in AOCI:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Unrealized gain or loss on AFS securities, without an ACL:
Beginning balance	$(2,622)	$(16)	$—	$1,282
Other comprehensive income (loss) before reclassifications	310	(3,710)	(21)	(301)
Reclassification adjustments	544	412	2	(47)
Income tax benefit (expense)	(179)	692	3	73
Ending balance	(1,947)	(2,622)	(16)	1,007

Gain related to discount rate for reserve for future policy benefits:
Beginning balance	859	(14)	—	—
Other comprehensive income (loss) before reclassifications	(268)	1,105	(18)	—
Income tax benefit (expense)	56	(232)	4	—
Ending balance	647	859	(14)	—

Gain related to credit risk for market risk benefits:
Beginning balance	131	35	—	—
Other comprehensive income (loss) before reclassifications	(168)	121	44	—
Income tax benefit (expense)	35	(25)	(9)	—
Ending balance	(2)	131	35	—

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(27)	—	—	(1)
Other comprehensive income (loss) before reclassifications	5	(34)	—	—
Reclassification adjustments	—	—	—	1
Income tax benefit (expense)	(1)	7	—	—
Ending balance	(23)	(27)	—	—

Accumulated other comprehensive income (loss):
Beginning balance	(1,659)	5	—	1,281
Other comprehensive income (loss) before reclassifications	(121)	(2,518)	5	(301)
Reclassification adjustments	544	412	2	(46)
Income tax benefit (expense)	(89)	442	(2)	73
Ending balance	$(1,325)	$(1,659)	$5	$1,007

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
19. Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Administration and distribution services fees	$94	$76	$45	$44
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
20. Subsequent Event
The Company has evaluated subsequent events through April 24, 2024, the date the consolidated financial statements were issued. On January 1, 2024, the Company sold its subsidiary AML to TLI. As noted in Note 17 - Statutory Results, prior to the sale, AML paid TL a dividend of $36.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statement Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022, and for each of the years ended December 31, 2023 and 2022 (Successor Company), and the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and have issued our report thereon dated April 24, 2024 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 24, 2024

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES
($ in millions)

	Successor Company
	As of December 31, 2023
Type of Investment	Cost [1]	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes:
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,340	$1,010	$1,010
States, municipalities and political subdivisions	961	803	803
Foreign governments	442	404	404
Public utilities	1,599	1,331	1,331
All other corporate bonds	9,637	8,205	8,205
All other mortgage-backed and asset-backed securities	3,347	3,092	3,092
Total fixed maturities, available-for-sale	17,326	14,845	14,845
Fixed maturities, at fair value using fair value option	230	225	225
Total fixed maturities	17,556	15,070	15,070
Equity Securities
Common stocks:
Industrial, miscellaneous and all other	21	22	22
Non-redeemable preferred stocks	182	160	160
Total equity securities, at fair value	203	182	182
Mortgage loans	2,045		2,019
Policy loans	1,534		1,534
Other investments	35	35	35
Short-term investments	741	741	741
Investment funds, at fair value using fair value option	262	232	232
Investment funds accounted for under the equity method	1,145		1,145
Total investments	$23,521		$20,958
[1]    Cost of fixed maturity securities, including those accounted for using the FVO, represents amortized costs. For equity securities, cost represents original cost. For investment funds, including those accounted for using the FVO, cost represents original cost adjusted for equity in earnings and distributions. Cost of mortgage loans represents the amortized cost and excludes the allowance for credit losses ("ACL") of $26. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE IV
REINSURANCE
($ In millions)

	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Year Ended December 31, 2023 (Successor Company)
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,880	$413	$734	56%
Accident health insurance	11	11	—	—	—%
Total insurance revenues	$2,212	$1,891	$413	$734	56%
For the Year Ended December 31, 2022 (Successor Company)
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%
Insurance Revenues
Life insurance and annuities	$2,271	$1,873	$210	$608	35%
Accident health insurance	12	12	—	—	—%
Total insurance revenues	$2,283	$1,885	$210	$608	35%
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,194	$803	$69	$460	15%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,197	$806	$69	$460	15%
For the Six Months Ended June 30, 2021 to December 31, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
($ In millions)

For the Year Ended December 31, 2023 (Successor Company)
2023	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$17	$(1)	$16
ACL on mortgage loans	15	11	—	26
ACL on reinsurance recoverables	21	—	(3)	18
For the Year Ended December 31, 2022 (Successor Company)
2022	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$1	$(1)	$—
ACL on mortgage loans	12	3	—	15
ACL on reinsurance recoverables	35	—	(14)	21
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	1	—	35

For the Six Months Ended June 30, 2021 (Predecessor Company)
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	$1	$—	$—	$1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7

PART II
OTHER INFORMATION
ITEM 27. EXHIBITS
(1)
Resolution of the Board of Directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30,
2020.

(2)	Not applicable.
(3)(a)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.
(3)(b)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.
(4)	Not applicable.
(5)	Form of Group Variable Funding Agreement incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(6)(a)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(6)(b)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(7)	Not Applicable.
(8)(a)	Fund Participation Agreement — Alliance Fund Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(8)(b)
Fund Participation Agreement — American Century Investment Services,  Inc, as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30,
2020.

(8)(c)
Fund Participation Agreement — American Funds Distributors,  Inc., as amended incorporated by reference to
Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(i) Sixth Amendment, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(d)	Fund Participation Agreement — BlackRock Distributors, Inc., as amended incorporated by reference to Post- Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(i) Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(e)	Fund Participation Agreement — Calvert Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(8)(f)	Fund Participation Agreement — Goldman, Sachs & Co. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(i) Sixth Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(g)
Fund Participation Agreement — Hartford Investment Financial Services Company incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(8)(h)	Fund Participation Agreement — Hotchkis & Wiley, as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.

(8)(i)	Fund Participation Agreement — Invesco Distributors, Inc., as amended incorporated by reference to Post- Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(8)(j)	Fund Participation Agreement — Lord Abbett Distributor LLC incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(i) Amendment No. 4 incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement No. 333-151805, filed on September 22, 2015.
(ii) Amendment No. 5 incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 333-151805, filed on April 29, 2016.
(8)(k)	Fund Participation Agreement — PIMCO Funds Distributor LLC incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(i) Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(l)	Fund Participation Agreement — Victory Retail Service Agreement incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(9)(a)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.
(9)(b)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(9)(c)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post- Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(10)	Not Applicable.
(11)	Not Applicable.
(12)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account Twelve, is filed herewith.
(13)(a)	Consent of Deloitte & Touche LLP (Denver, CO) is filed herewith.
(13)(b)	Consent of KPMG, LLP, Independent Registered Public Accounting Firm. Talcott Resolution Life Insurance Company Separate Account Twelve is filed herewith.
(13)(c)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.
(14)	Copy of Power of Attorney is filed herewith.

333-114404 HV-4900

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President and Chief Communications Officer and Community Involvement
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gadzik	Vice President and Actuary
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Jessica Kubat	Vice President
Lindsay Mastroianni	Vice President and Controller
Craig D. Morrow	Vice President and Head of Valuation
James O’Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice Presient and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, CT 06103.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors.
Alan Waxman and Anthony M. Muscolino (Individuals) (1)
TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Sutton Cayman Holdings, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
American Maturity Life Insurance Company (CT)
TR Re, Ltd. (BMU)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
Talcott Resolution Life Insurance Company (CT) (4)
(1)
Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2)
TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC (DE) and Sixth Street TAO Management, LLC.
(3)
TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4)
The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and 21 Church Street R, LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
 Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by-laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
 Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)
MMLD acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve

(b)
Officers and Member Representatives of MML Distributors, LLC
NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Edward K. Duch, III	Vice President, Chief Legal Officer and Secretary	*
James P. Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirrotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Keith McDonagh	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Frank Rispoli	Chief Financial Officer and Treasurer	*
Pablo Cabrera	Assistant Treasurer	*
Paul LaPiana	Chief Executive Officer and President	*
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
*
Address: 1295 State Street, Springfield, MA 01111
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Empower Annuity Insurance Company of America (“Empower”), as sub- administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part I of this registration statement.
ITEM 34. REPRESENTATION OF REASONABLENESS OF FEES
Empower, in its capacity as Sub-Administrator to Talcott Resolution hereby represents that the aggregate fees and charges under the Agreement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Talcott Resolution.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on this 26th day of April, 2024.
TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT TWELVE (Registrant)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Chief Legal Officer and Chief Compliance Officer, Director

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Chief Legal Officer and Chief Compliance Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.
Signature	Title	Date
/s/ Lisa M. Proch	Chief Legal Officer and Chief Compliance Officer, Director (Serving the Function of Principal Executive Officer)*	April 26, 2024
Lisa M. Proch*
/s/ James O’Grady	Executive Vice President, Chief Investment Officer, Director*	April 26, 2024
James O’Grady*
/s/ Oliver Jakob	Director*	April 26, 2024
Oliver Jakob*
/s/ Samir Srivastava	Vice President, Chief Information Officer, Director*	April 26, 2024
Samir Srivastava*
/s/ Robert W. Stein	Director*	April 26, 2024
Robert W. Stein*
/s/ Ronald K. Tanemura	Director*	April 26, 2024
Ronald K. Tanemura*

Signature		Title	Date
/s/ Lindsay Mastroianni		Vice President and Controller (Serving the Functions of Principal Financial Officer and Principal Accounting Officer)*	April 26, 2024
Lindsay Mastroianni*

*By:	/s/ Mike Knowles	Attorney-in-Fact	April 26, 2024
Mike Knowles

333-114404

EXHIBIT INDEX
Exhibit	Description
(12)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account Twelve.
(13)(a)	Consent of Deloitte & Touche LLP (Denver, CO).
(13)(b)	Consent of KPMG, LLP, Independent Registered Public Accounting Firm, Talcott Resolution Life Insurance Company Separate Account Twelve.
(13)(c)	Consent of Deloitte & Touche LLP (Hartford, CT).
(14)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.